UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number: 811-22576

Ranger Funds Investment Trust

 (Exact Name of Registrant as Specified in Charter)

2828 Harwood Street

Suite 1900

Dallas, TX 75201

(Address of Principal Executive Offices)(Zip Code)

National Corporate Research, Ltd.

615 South DuPont Highway

Dover, Delaware 19901

(Name and Address of Agent for Service)

With copy to:

JoAnn M. Strasser, Thompson Hine LLP

41 South High Street, Suite 1700

Columbus, Ohio 43215

Registrant’s Telephone Number, including Area Code:  (214) 871-5200

Date of fiscal year end: July 31st

Date of reporting period: July 31, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

RANGER FUNDS INVESTMENT TRUST

Ranger Small Cap Fund

Institutional Class (RFISX)

Ranger Quest for Income and Growth Fund

Investor Class (RFTDX)

Institutional Class (RFIDX)

Ranger Micro Cap Fund

Institutional Class (RFIMX)

RG Tactical Market Neutral Fund

Institutional Class (RFIIX)

ANNUAL REPORT

July 31, 2019

This material must be preceded or accompanied by a prospectus.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds' shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website www.rangercapital.com and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by following the instructions included with paper Fund documents that have been mailed to you.

RANGER FUNDS INVESTMENT TRUST

RANGER SMALL CAP FUND

SHAREHOLDER LETTER

JULY 31, 2019 (UNAUDITED)

Dear Shareholders,

 During the first five months of the Small Cap Fund’s fiscal year, the small cap market reached a record high and proceeded to decline nearly 30%. The markets wrestled with a host of concerning events and the resulting sell-off and volatility was both severe and swift. We believe the combination of high equity valuations, continued interest rate increases, escalating trade/tariff rhetoric and deceleration in economic data were the main culprits for the market weakness. This was the worst market sell-off since 2011, and the broad, indiscriminate selling that comes with such a sharp sell-off provided compelling fundamental and valuation opportunities as we entered 2019. We purchased twelve new positions during the fourth quarter of 2018 and first quarter of 2019. These new buys stand in sharp contrast versus a year prior when valuation levels across all metrics were well above historic averages.

In a near complete reversal, during the first seven months of 2019, equity markets delivered an exceptionally strong performance. This move was due in large part to investor excitement surrounding the end of the Federal Reserve (the “Fed”) tightening cycle, which occurred on July 31st with the Federal Reserve cutting interest rates by 25 basis points, and to a lesser extent, to a recovery from the lows of late 2018. It’s worth noting that small cap indices have lagged the S&P 500 by over 900 basis points over the past twelve months.

During the fiscal year ending July 31, 2019, the Small Cap Fund (RFISX) returned 5.7% net of fees, while its benchmark, the Russell 2000 Growth index, returned (1.2%). Over the past year, high quality and high valuation attributes outperformed as volatility increased. A factor analysis review shows that companies with net losses underperformed those with earnings by 390 basis points. Non-earning companies averaged 29.4% of the index weighting and returned (3.8%). This return compares with the 0.1% increase by companies with earnings in the index over the past year. From a valuation perspective, on both a forward and trailing twelve-month basis, companies in the three highest P/E quintiles had the highest returns this past year. Stocks in the three highest price to cash flow and price to sales quintiles also outperformed. This outperformance of high quality and high valuation factors is likely a function of investors’ willingness to pay a premium for growth in a slowing economy. Similarly, quality smaller companies continue to distinguish themselves in this economic environment as six companies in the Small Cap Fund over the past year were acquired or are in the process of being acquired.

Looking at the performance of the Small Cap Fund on a sector basis, the healthcare, technology and producer durables sectors provided the largest outperformance relative to their index components. The sole sector which detracted from Small Cap Fund performance on a relative basis was energy. Ranger remains steadfast in positioning the Small Cap Fund prudently within each sector from both a fundamental and valuation perspective.

While the strong returns this year are welcome, it’s important to remain mindful of the fact that the economy both at home and around the world is slowing. A quick review of 30 of the largest economies globally, as of June 30, 2019, reveals that over 80% have seen a reduction in manufacturing PMI’s over the past 12 months, and over 60% have PMI’s below 50. This economic deceleration could lead to weaker corporate financial results in the second half of 2019.

RANGER FUNDS INVESTMENT TRUST

RANGER SMALL CAP FUND

SHAREHOLDER LETTER (CONTINUED)

JULY 31, 2019 (UNAUDITED)

Manufacturing PMI by Country, Seasonally Adjusted
Country	6/30/19	6/30/18	% Change	Country	6/30/19	6/30/18	% Change
Austria	47.5	56.6	-16.1%	Kenya	51.3	55.0	-6.7%
Brazil	51.0	49.8	2.4%	Mexico	49.2	52.1	-5.6%
Canada	49.2	57.1	-13.8%	Netherlands	50.7	60.1	-15.6%
China	49.4	51.0	-3.1%	Poland	48.4	54.2	-10.7%
Czech Republic	45.9	56.8	-19.2%	Russia	48.6	49.5	-1.8%
Egypt	48.2	49.4	-2.4%	Saudi Arabia	57.3	55.0	4.2%
France	51.9	52.5	-1.1%	South Africa	49.3	50.9	-3.1%
Germany	45.0	55.9	-19.5%	South Korea	47.5	49.8	-4.6%
Greece	52.4	53.5	-2.1%	Spain	47.9	53.4	-10.3%
Hong Kong	46.9	47.7	-1.7%	Taiwan	45.5	54.5	-16.5%
India	52.1	53.1	-1.9%	Turkey	47.9	46.8	2.4%
Indonesia	50.6	50.3	0.6%	UAE	59.4	57.1	4.0%
Ireland	49.8	56.6	-12.0%	UK	48.0	54.0	-11.1%
Italy	48.4	53.3	-9.2%	United States	50.6	55.4	-8.7%
Japan	49.3	53.0	-7.0%	Vietnam	52.5	55.7	-5.7%
Source: Bloomberg

With the large cap equity market near 52-week highs, some sector valuations elevated relative to historical averages, and volatility below long-term levels, we believe selectivity and caution is the best tactical move for investors. Selectivity is a hallmark of our investment process. At the June quarter end, the Small Cap Fund’s portfolio of quality companies delivered earnings growth of 24% on a trailing twelve-month basis. As you can see in the chart below from our friends at Jefferies, that level of growth is as uncommon as it’s been in almost a decade.

 Source: Jefferies, FactSet

The escalating trade dispute between the U.S. and China will have broad worldwide implications for economic growth. A potential offset to higher tariffs is the increasing likelihood of the Fed further easing rates in the final months of 2019.

In addition, the presidential race heated up with over 20 Democratic candidates campaigning and debating for their party’s nomination. Several of the candidates support policies targeting the rising cost of healthcare. Proposals such as Medicare for All and the government manufacturing of generic drugs weighed on the healthcare sector over the past several months.

RANGER FUNDS INVESTMENT TRUST

RANGER SMALL CAP FUND

SHAREHOLDER LETTER (CONTINUED)

JULY 31, 2019 (UNAUDITED)

Healthcare and trade worries, which to this point were manageable on their own, could add up to a meaningful economic headwind. As we have written previously, we are now squarely in the later phase of the economic cycle, when growth is more challenged and market volatility increases. While challenging, these conditions provide us with two advantages as investors. First, a focused portfolio of quality growth companies should have the durability to differentiate itself in this environment. Second, market volatility often provides the opportunity to invest in high quality businesses at more attractive valuations than we might otherwise find. If we were to see more rate cuts coupled with a resolution of the current trade disputes, then small cap companies could benefit disproportionately from this environment.

Volatility, while below long-term levels on an absolute basis, has been increasing this past year. We would welcome any increase in volatility as it typically provides opportunities to make investments at attractive valuation levels.

 Source: Jefferies, FactSet

As always, we remain focused on high quality growth companies where we believe there is a valuation inefficiency that provides the best characteristics to thrive in an evolving economic landscape. Therefore, stock selectivity from both a fundamental and valuation perspective should be a more important differentiator in this market environment. Further, Ranger’s historic downside capture characteristics should position the Small Cap Fund to navigate a more discerning market environment.

Conrad Doenges

Chief Investment Officer & Portfolio Manager

RANGER FUNDS INVESTMENT TRUST

RANGER QUEST FOR INCOME AND GROWTH FUND

SHAREHOLDER LETTER

JULY 31, 2019 (UNAUDITED)

Dear Shareholder,

 Thank you for being a shareholder of the Quest for Income & Growth Fund (RFIDX) during this fiscal year. Since inception, the Quest for Income & Growth Fund has sought to provide a meaningful, growing income stream to shareholders through investment globally in common stocks and other high yielding securities. We also seek capital appreciation over time.

The Quest for Income & Growth Fund returned 6.2% for the year ended July 31, with roughly 4% of the return coming from income and the balance from appreciation. In this way, the Quest for Income & Growth Fund again met its dual objectives of providing a meaningful current return along with capital appreciation. With interest rates at record lows, the Quest for Income & Growth Fund has continued to offer an alternative source of yield, albeit with equity market risk.

Holdings in technology and financial shares were the most significant contributors to performance during the period. Holdings in basic materials and cyclical shares held back performance.

Fiscal Year 2019 Performance
Ranger Quest for Income & Growth Fund – Net	6.2%
MSCI ACWI	3.5%
MSCI World High Dividend Index	5.3%

*July 31, 2018 – July 31, 2019

The year included significant market volatility, with global equity markets declining 20% from peak to trough in the fall of 2018, followed by a strong rally in the first half of 2019. The U.S. continued to lead developed equity markets, while most European and emerging markets lagged behind. Markets fell in the fourth quarter on a variety of concerns including a slowing global economy, trade wars with China, and a concern that the Federal Reserve (“Fed”) had committed to a course of raising interest rates which could threaten global growth. Markets recovered in the first half of this year as all of those concerns turned out to be wrong.

Perspectives on Income Investing

Last year we noted that the alternatives for yield-oriented investors were poor, and that dividend income was a potentially attractive alternative. Since then, the situation for yield investors has only worsened. The interest rate on the U.S. 10-year bond reached a low of 1.5% recently, and similar rates in Europe are actually negative.

Current conditions favor using dividends as a source of income in an overall portfolio strategy. Dividend yields are currently higher than bond yields, and when the growth potential and favorable tax treatment of dividend income is considered, the advantage is even greater. The current premium of dividend yields to bond yields is highly unusual. In fact, for the 40 years leading up to the 2008 financial crisis, the situation was reversed, i.e. bond yields were consistently higher than dividend yields. This relationship was always explained by pointing out that the dividend stream was expected to grow, and so investors would accept a lower current yield in anticipation of a higher yield in the future. This makes sense, but how then to

RANGER FUNDS INVESTMENT TRUST

RANGER QUEST FOR INCOME AND GROWTH FUND

SHAREHOLDER LETTER (CONTINUED)

JULY 31, 2019 (UNAUDITED)

explain today’s situation where investors receive both a higher yield and expected growth? We don’t know of an explanation other than to say that, by historical standards, dividend income is relatively attractive.  (As always, we make the caveat that investors who have a need for funds in the short to intermediate term should avoid having too much exposure to the stock market.)

Current Investment Environment

For all the cross currents and distractions, we believe the current investment environment is characterized by three features which are particularly relevant to investors:

Persistent low interest rates

As noted above, interest rates are at historically low levels, which make traditional forms of income impractical for most investors. Options such as bonds, bank accounts, and money market funds all offer returns which are essentially negative after allowing for inflation and taxes.

Pattern of mostly mild recessions since the 1980’s

On a more positive note, economic growth, particularly in the U.S., has been remarkably persistent in recent decades. There are a number of reasons why this could be the case. Possibly the most significant has been the transformation of the US economy from a manufacturing and agricultural focus to one which is based on the service sector. Service sector companies are less cyclical than manufacturing or agricultural ones and have less uncertainty around international trade and related issues. Improved central bank practices have also had a positive impact on smoothing the economic cycles.

Strong global performance of U.S. Companies

U.S. companies are dominating many of the fastest growing industries. This period is in some ways reminiscent of the 1950’s, when U.S. companies helped to rebuild much of Europe and Asia following World War II. As we’ve pointed out elsewhere, an interesting way to demonstrate the dynamism of the U.S. economy is to compare the age of the largest U.S. companies (as measured by market cap) with the age of the largest companies outside the U.S. Consider the chart below:

U.S. Companies			UK Companies
Company	Founded	Industry	Company	Founded	Industry
Microsoft	1975	Software	HSBC	1865	Banking
Apple	1976	Computers/ Telephones	Unilever	1929	Consumer Products
Amazon	1994	E-Commerce	British Petroleum	1909	Oil and Gas
Google	1998	Search Engine	BHP	1885	Mining
Facebook	2004	Social Media	Astrazeneca	1913	Pharmaceutical

First, note the average age of the U.S. companies on the list compared to the average UK companies. The U.S. ones are much newer. Second, note that the U.S. companies are in the newer, faster growing industries.  The U.S. companies on the list are all involved in either developing new technology or using technology in a new and innovative way. The UK companies on the list are mostly involved in mature industries which have been around for many decades. In fact, while the average age of the top five U.S. companies is 30 years, the average in the UK is 119 years. Looked at another way, of the top 10 companies in the U.S. as

RANGER FUNDS INVESTMENT TRUST

RANGER QUEST FOR INCOME AND GROWTH FUND

SHAREHOLDER LETTER (CONTINUED)

JULY 31, 2019 (UNAUDITED)

recently as 1999, only one of them (Microsoft) is still in the top 10 today. There are simply no other examples of economies which are both as large and as dynamic as the U.S. It is possible that this situation could change at some point and countries such as the UK could become more competitive (as Yogi Berra might have said, anyone can have a bad century once in a while) but we would view that as unlikely to happen in the near future.

These three features of the global economy are reflected in the portfolio of the Quest for Income & Growth fund. With interest rates low, we are focused on income generation primarily through dividends. With economic cycles expected to be moderate, the Quest for Income & Growth Fund is focused on service sector companies which should perform relatively well through an economic cycle. And while the Quest for Income & Growth Fund has always had a global focus, it currently has the largest weighting in the U.S., which is the best performing of the major economies.

Negative Interest Rates

As mentioned above, interest rates are negative in a number of countries. Germany recently issued 30-year bonds with an interest rate of minus 0.11%. It is interesting to consider the question of why someone would buy a bond with a negative interest rate. Essentially the borrower (or bond issuer) is promising to pay the investor back less than they borrowed. While we aren’t fixed income investors, negative rates seem to be at odds with the most fundamental investment principle: return of principle. A simple, if unsatisfactory, explanation would be that bond prices are set by supply and demand. If the market clearing price for a bond results in a negative return, then so be it. Thinking more broadly, negative returns could arise from a period with excess liquidity which could push bond prices up and yields down. They could also result from a lack of alternative investments which could push bond prices above (and interest rates below) their historical range. Negative rates could also result from investor expectations of deflation in the future. In such a case, a negative nominal rate would translate into a positive real rate of return. Note that in discussing rates we are referring to long term interest rates—short term interest rates are to a larger extent controlled by central banks and could become negative simply due to a policy goal.

The next year could be an unusually volatile one for financial markets. Unresolved issues for markets to digest over this time include the ongoing trade wars, persistent slow growth in Europe, Brexit, the U.S. election and the possible arrival of the long-awaited recession. We don’t have any particular insights into how these issues will be resolved, but fortunately our investment strategy doesn’t require us to.  We will continue to focus on identifying companies with great businesses, strong and growing dividends, and reasonable valuations.

Thanks once again for your support.

Best Regards,

William R. Andersen

Chief Investment Officer & Senior Portfolio Manager

RANGER FUNDS INVESTMENT TRUST

RANGER MICRO CAP FUND

SHAREHOLDER LETTER

JULY 31, 2019 (UNAUDITED)

Dear Shareholder,

During the first five months of the Micro Cap Fund’s fiscal year, the micro cap market reached a record high and proceeded to decline nearly 33%. The markets wrestled with a host of concerning events and the resulting sell-off and volatility was both severe and swift. Ranger believes the combination of high equity valuations, continued interest rate increases, escalating trade/tariff rhetoric and deceleration in economic data were the main culprits for the market weakness. This was the worst market sell-off since 2011, and the broad, indiscriminate selling that comes with such a sharp sell-off provided compelling fundamental and valuation opportunities as we entered 2019. We purchased six new positions during the fourth quarter of 2018 and first quarter of 2019. These new buys stand in sharp contrast versus a year prior when valuation levels across all metrics were well above historic averages.

In a near complete reversal, during the first seven months of 2019, equity markets delivered an exceptionally strong performance. This move was due in large part to investor excitement surrounding the end of the Federal Reserve (the “Fed”) tightening cycle, which occurred on July 31st with the Federal Reserve cutting interest rates by 25 basis points, and to a lesser extent, to a recovery from the lows of late 2018. It’s worth noting that the micro cap indices have lagged the S&P 500 by nearly 2,000 basis points over the past twelve months.

During the fiscal year ending July 31, 2019, the Micro Cap Fund (RFIMX) returned 5.0% net of fees, while its benchmark, the Russell Microcap Growth index, returned (12.0%). Over the past year, high quality and high valuation attributes outperformed as volatility increased. A factor analysis review shows that companies with net losses underperformed those with earnings by 1,055 basis points. Non-earning companies averaged 51.8% of the index weighting and returned (16.4%). This compares with the (5.9%) return by companies with earnings in the index over the past year. From a valuation perspective, on both a forward and trailing twelve-month basis, companies in the two highest P/E quintiles had the highest returns this past year. Stocks in the three highest price to cash flow and price to sales quintiles also outperformed. This outperformance of high quality and high valuation factors is likely a function of investors’ willingness to pay a premium for growth in a slowing economy. Similarly, quality smaller companies continue to distinguish themselves in this economic environment as three companies in the Micro Cap Fund over the past year were acquired or are in the process of being acquired.

Looking at the performance of the Micro Cap Fund on a sector basis, the healthcare, technology and producer durables sectors provided the largest outperformance relative to their index components.  The sectors which detracted most from Micro Cap Fund performance on a relative basis were energy and materials & processing. Ranger remains steadfast in positioning the Micro Cap Fund prudently within each sector from both a fundamental and valuation perspective.

While the strong returns this past year are welcome, it’s important to remain mindful of the fact that the economy both at home and around the world has been slowing. A quick review of 30 of the largest economies globally, as of June 30, 2019, reveals that over 80% have seen a reduction in manufacturing PMI’s over the past 12 months, and over 60% have PMI’s below 50. This economic deceleration could lead to weaker corporate financial results in the second half of 2019.

RANGER FUNDS INVESTMENT TRUST

RANGER MICRO CAP FUND

SHAREHOLDER LETTER (CONTINUED)

JULY 31, 2019 (UNAUDITED)

Manufacturing PMI by Country, Seasonally Adjusted
Country	6/30/19	6/30/18	% Change	Country	6/30/19	6/30/18	% Change
Austria	47.5	56.6	-16.1%	Kenya	51.3	55.0	-6.7%
Brazil	51.0	49.8	2.4%	Mexico	49.2	52.1	-5.6%
Canada	49.2	57.1	-13.8%	Netherlands	50.7	60.1	-15.6%
China	49.4	51.0	-3.1%	Poland	48.4	54.2	-10.7%
Czech Republic	45.9	56.8	-19.2%	Russia	48.6	49.5	-1.8%
Egypt	48.2	49.4	-2.4%	Saudi Arabia	57.3	55.0	4.2%
France	51.9	52.5	-1.1%	South Africa	49.3	50.9	-3.1%
Germany	45.0	55.9	-19.5%	South Korea	47.5	49.8	-4.6%
Greece	52.4	53.5	-2.1%	Spain	47.9	53.4	-10.3%
Hong Kong	46.9	47.7	-1.7%	Taiwan	45.5	54.5	-16.5%
India	52.1	53.1	-1.9%	Turkey	47.9	46.8	2.4%
Indonesia	50.6	50.3	0.6%	UAE	59.4	57.1	4.0%
Ireland	49.8	56.6	-12.0%	UK	48.0	54.0	-11.1%
Italy	48.4	53.3	-9.2%	United States	50.6	55.4	-8.7%
Japan	49.3	53.0	-7.0%	Vietnam	52.5	55.7	-5.7%
Source: Bloomberg

With the large cap equity market near 52-week highs, some sector valuations elevated relative to historical averages, and volatility below long-term levels, we believe selectivity and caution is the best tactical move. Selectivity is a hallmark of our investment process. At the June quarter end, the Micro Cap Fund’s portfolio of quality companies delivered earnings growth of 58% on a trailing twelve-month basis. As you can see in the chart below from our friends at Jefferies, that level of growth is as uncommon as it’s been in almost a decade.

 Source: Jefferies, FactSet

The escalating trade dispute between the U.S. and China will have broad worldwide implications for economic growth. A potential offset to higher tariffs is the increasing likelihood of the Fed further easing rates in the final months of 2019.

In addition, the presidential race heated up with over 20 Democratic candidates campaigning and debating for their party’s nomination. Several of the candidates support policies targeting the rising cost of healthcare. Proposals such as Medicare for All and the government manufacturing of generic drugs weighed on the healthcare sector over the past several months.

RANGER FUNDS INVESTMENT TRUST

RANGER MICRO CAP FUND

SHAREHOLDER LETTER (CONTINUED)

JULY 31, 2019 (UNAUDITED)

Healthcare and trade worries, which to this point were manageable on their own, could add up to a meaningful economic headwind. As we have written previously, we are now squarely in the later phase of the economic cycle, when growth is more challenged and market volatility increases. While challenging, these conditions provide us with two advantages as investors. First, a focused portfolio of quality growth companies should have the durability to differentiate itself in this environment. Second, market volatility often provides the opportunity to invest in high quality businesses at more attractive valuations than we might otherwise find. If we were to see more rate cuts coupled with a resolution of the current trade disputes, then smaller companies could benefit disproportionately from this environment.

Volatility, while below long-term levels on an absolute basis, has been increasing this past year. We would welcome any increase in volatility as it typically provides opportunities to make investments at attractive valuation levels.

Source: Jefferies, FactSet

As always, we remain focused on high quality growth companies where we believe there is a valuation inefficiency that provides the best characteristics to thrive in an evolving economic landscape. Therefore, stock selectivity from both a fundamental and valuation perspective should be a more important differentiator in this market environment. Further, Ranger’s historic downside capture characteristics should position the Micro Cap Fund to navigate a more discerning market environment.

Conrad Doenges

Chief Investment Officer & Portfolio Manager

RANGER FUNDS INVESTMENT TRUST

RANGER SMALL CAP FUND

INSTITUTIONAL CLASS

PERFORMANCE ILLUSTRATION

JULY 31, 2019 (UNAUDITED)

  Average Annualized Total Returns for the year ended July 31, 2019

	1 Year	5 Years	Since Inception *	Ending Value
Ranger Small Cap Fund	5.70%	12.45%	14.69%	$731,915
Russell 2000 Growth Index	-1.22%	10.21%	14.37%	$716,231

Cumulative Performance Comparison of $250,000 Investment Since Inception

* Inception September 29, 2011

This chart assumes an initial investment of $250,000 made on the closing of September 29, 2011 (commencement of investment operations). Total return is based on the net change in NAV and assuming reinvestment of all dividends and other distributions.  Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.  The performance also reflects reinvestment of all dividend and capital gain distributions.  The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

The Russell 2000 Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 Index companies with higher price-to-value ratios and higher forecasted growth values.  The figures for the Russell 2000 Growth Index reflect all dividends reinvested but do not reflect any deductions for fees, expenses or taxes.

The performance information shown represents past performance and should not be interpreted as indicative of the Fund's future performance.

The annual net operating expense ratio as provided in the Prospectus dated December 1, 2018 was 1.10% for Institutional class shares.  The Fund's adviser has contractually agreed to reduce its fees and to reimburse expenses, at least until November 30, 2019, to ensure that total annual Fund operating expenses after fee waiver and/or reimbursement (exclusive of any Rule 12b-1 distribution or shareholder servicing fees, taxes, interest, brokerage commissions, Acquired Fund Fees and Expenses, or extraordinary expenses such as litigation) will not exceed 1.10% of average daily net assets. Fee waivers and expense reimbursements are subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits.  The Fund’s total returns would have been lower had the adviser not waived a portion of the Fund’s expenses.  The Fund’s Institutional class shares total gross annual operating expense, before waiver, was 1.41%.

RANGER FUNDS INVESTMENT TRUST

RANGER QUEST FOR INCOME AND GROWTH FUND

INVESTOR CLASS

PERFORMANCE ILLUSTRATION

JULY 31, 2019 (UNAUDITED)

 Average Annualized Total Returns for the year ended July 31, 2019

	1 Year	5 Year	Since Inception *	Ending Value
Ranger Quest for Income and Growth Fund - Investor Class	5.93%	3.82%	4.62%	$33,013
S&P 500 Index	7.99%	11.34%	12.57%	$51,856
MSCI AC World Index	3.52%	7.06%	8.66%	$41,701
World High Dividend Yield Index	5.27%	5.70%	7.49%	$39,003

Cumulative Performance Comparison of $25,000 Investment Since Inception

* Inception June 4, 2013.

This chart assumes an initial investment of $25,000 made on the closing of June 4, 2013 (commencement of investment operations). Total return is based on the net change in NAV and assuming reinvestment of all dividends and other distributions.  Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.  The performance also reflects reinvestment of all dividend and capital gain distributions.  The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

The Standard & Poor’s 500 Index (“S&P 500”) is a market value-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.  The S&P 500 is a widely recognized, unmanaged index of common stock prices.  The figures for the S&P 500 reflect all dividends reinvested but do not reflect any deductions for fees, expenses or taxes.

MSCI All Country World Index has been developed by MSCI Inc. as an equity benchmark for global stock performance. The Index is a capitalization-weighted index that aims to capture 85% of the (publicly available) total market capitalization.

The MSCI World High Dividend Yield Index is based on the MSCI World Index, its parent index, and includes large and mid-cap stocks across 23 Developed Markets (DM) countries*. The index is designed to reflect the performance of equities in the parent index (excluding REITs) with higher dividend income and quality characteristics than average dividend yields that are both sustainable and persistent. The index also applies quality screens and reviews 12-month past performance to omit stocks with potentially deteriorating fundamentals that could force them to cut or reduce dividends. The performance information shown represents past performance and should not be interpreted as indicative of the Fund's future performance.

The performance information shown represents past performance and should not be interpreted as indicative of the Fund's future performance.

The net annual operating expense ratio as provided in the Prospectus dated December 1, 2018 was 1.78% for Investor class shares.  The operating expenses reported will not correlate to the expense ratio in the Fund's financial highlights because the financial statements include only the direct operating expenses incurred by the Fund, which do not include acquired fund fees and expenses.  The Fund's adviser has contractually agreed to reduce its fees and to reimburse expenses, at least until November 30, 2019, to ensure that total annual Fund operating expenses after fee waiver and/or reimbursement (exclusive of any Rule 12b-1 distribution or shareholder servicing fees, taxes, interest, brokerage commissions, Acquired Fund Fees and Expenses, or extraordinary expenses such as litigation) will not exceed 1.10% of average daily net assets. Fee waivers and expense reimbursements are subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits.  The Fund’s total returns would have been lower had the adviser not waived a portion of the Fund’s expenses.  The Fund’s Investor class shares total gross operating expense, before waiver, was 2.32%.

RANGER FUNDS INVESTMENT TRUST

RANGER QUEST FOR INCOME AND GROWTH FUND

INSTITUTIONAL CLASS

PERFORMANCE ILLUSTRATION

JULY 31, 2019 (UNAUDITED)

 Average Annualized Total Returns for the year ended July 31, 2018

	1 Year	5 Years	Since Inception *	Ending Value
Ranger Quest for Income and Growth Fund - Institutional Class	6.19%	4.07%	7.91%	$453,832
S&P 500 Index	7.99%	11.34%	15.18%	$756,997
MSCI AC World Index	3.52%	7.06%	10.84%	$560,275
World High Dividend Yield Index	5.27%	5.70%	9.82%	$520,976

Cumulative Performance Comparison of $250,000 Investment Since Inception

* Inception September 29, 2011.

This chart assumes an initial investment of $250,000 made on the closing of September 29, 2011 (commencement of investment operations). Total return is based on the net change in NAV and assuming reinvestment of all dividends and other distributions.  Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.  The performance also reflects reinvestment of all dividend and capital gain distributions.  The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

The Standard & Poor’s 500 Index (“S&P 500”) is a market value-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.  The S&P 500 is a widely recognized, unmanaged index of common stock prices.  The figures for the S&P 500 reflect all dividends reinvested but do not reflect any deductions for fees, expenses or taxes.

MSCI All Country World Index has been developed by MSCI Inc. as an equity benchmark for global stock performance. The Index is a capitalization-weighted index that aims to capture 85% of the (publicly available) total market capitalization.

The MSCI World High Dividend Yield Index is based on the MSCI World Index, its parent index, and includes large and mid-cap stocks across 23 Developed Markets (DM) countries*. The index is designed to reflect the performance of equities in the parent index (excluding REITs) with higher dividend income and quality characteristics than average dividend yields that are both sustainable and persistent. The index also applies quality screens and reviews 12-month past performance to omit stocks with potentially deteriorating fundamentals that could force them to cut or reduce dividends. The performance information shown represents past performance and should not be interpreted as indicative of the Fund's future performance.

The net annual operating expense ratio as provided in the Prospectus dated December 1, 2018 was 1.53% for Institutional class shares.  The operating expenses reported will not correlate to the expense ratio in the Fund's financial highlights because the financial statements include only the direct operating expenses incurred by the Fund, which do not include acquired fund fees and expenses.  The Fund's adviser has contractually agreed to reduce its fees and to reimburse expenses, at least until November 30, 2019, to ensure that total annual Fund operating expenses after fee waiver and/or reimbursement (exclusive of any Rule 12b-1 distribution or shareholder servicing fees, taxes, interest, brokerage commissions, Acquired Fund Fees and Expenses, or extraordinary expenses such as litigation) will not exceed 1.10% of average daily net assets. Fee waivers and expense reimbursements are subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits.  The Fund’s total returns would have been lower had the adviser not waived a portion of the Fund’s expenses.  The Fund’s Institutional class shares total gross operating expense, before waiver, was 2.03%.

RANGER FUNDS INVESTMENT TRUST

RANGER MICRO CAP FUND

INSTITUTIONAL CLASS

PERFORMANCE ILLUSTRATION

JULY 31, 2019 (UNAUDITED)

 Total Returns for the Period ended July 31, 2019

	1 Year	Since Inception *	Ending Value
Ranger Micro Cap Fund	4.99%	4.24%	$262,215
Russell Microcap Growth Index	-11.96%	-11.92%	$216,006

Cumulative Performance Comparison of $250,000 Investment Since Inception

* Inception June 6, 2018

This chart assumes an initial investment of $250,000 made on the closing of June 6, 2018 (commencement of investment operations). Total return is based on the net change in NAV and assuming reinvestment of all dividends and other distributions.  Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.  The performance also reflects reinvestment of all dividend and capital gain distributions.  The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

The Russell Microcap Growth Index measures the performance of the microcap growth segment of the U.S. Equity market. It includes those Russell Microcap Index companies with higher price-to-book ratios and higher forecasted growth values. The figures for the Russell Microcap Growth Index reflect all dividends reinvested but do not reflect any deductions for fees, expenses or taxes.

The performance information shown represents past performance and should not be interpreted as indicative of the Fund's future performance.

The annual net operating expense ratio as provided in the Prospectus dated December 1, 2018 was 1.50% for Institutional class shares.  The Fund's adviser has contractually agreed to reduce its fees and to reimburse expenses, at least until November 30, 2019, to ensure that total annual Fund operating expenses after fee waiver and/or reimbursement (exclusive of any Rule 12b-1 distribution or shareholder servicing fees, taxes, interest, brokerage commissions, Acquired Fund Fees and Expenses, or extraordinary expenses such as litigation) will not exceed 1.50% of average daily net assets. Fee waivers and expense reimbursements are subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits.  The Fund’s total returns would have been lower had the adviser not waived a portion of the Fund’s expenses.  The Fund’s Institutional class shares total gross annual operating expense, before waiver, was 2.14%.

RANGER FUNDS INVESTMENT TRUST

RG TACTICAL MARKET NEUTRAL FUND

INSTITUTIONAL CLASS

PERFORMANCE ILLUSTRATION

JULY 31, 2019 (UNAUDITED)

Total Returns for the Period ended July 31, 2019

	Since Inception *	Ending Value
RG Tactical Market Neutral Fund	0.70%	$10,070
HFRX Equity Market Neutral Index	-0.71%	$ 9,929

Cumulative Performance Comparison of $10,000 Investment Since Inception

* Inception July 1, 2019

This chart assumes an initial investment of $10,000 made on the closing of July 1, 2019 (commencement of investment operations). Total return is based on the net change in NAV and assuming reinvestment of all dividends and other distributions.  Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.  The performance also reflects reinvestment of all dividend and capital gain distributions.  The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

HFRX Equity Market Neutral Index strategies employ sophisticated quantitative techniques of analyzing price data to ascertain information about future price movement and relationships between securities, select securities for purchase and sale. HFRX Equity Market Neutral Strategies typically maintain characteristic net equity market exposure no greater than 10% long or short.

The performance information shown represents past performance and should not be interpreted as indicative of the Fund's future performance.

The annual net operating expense ratio as provided in the Prospectus dated July 1, 2019 was 3.13% for Institutional class shares.  The Fund's adviser has contractually agreed to reduce its fees and to reimburse expenses, at least until June 30, 2020, to ensure that total annual Fund operating expenses after fee waiver and/or reimbursement (exclusive of any Rule 12b-1 distribution or shareholder servicing fees, taxes, interest, brokerage commissions, Acquired Fund Fees and Expenses, or extraordinary expenses such as litigation) will not exceed 1.99% of average daily net assets. Fee waivers and expense reimbursements are subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits.  The Fund’s total returns would have been lower had the adviser not waived a portion of the Fund’s expenses.  The Fund’s Institutional class shares total gross annual operating expense, before waiver, was 3.29%.

RANGER FUNDS INVESTMENT TRUST

RANGER SMALL CAP FUND

PORTFOLIO ANALYSIS

JULY 31, 2019 (UNAUDITED)

FUND PROFILE:

Top Ten Long-Term Portfolio Holdings *	(% of Net Assets)
Pegasystems, Inc.	4.64%
WNS Holdings Ltd. ADR (India)	4.57%
Repligen Corp.	3.51%
PRA Health Sciences, Inc.	3.42%
Inter Parfums, Inc.	3.22%
J&J Snack Foods Corp.	3.15%
Maximus, Inc.	2.92%
Mimecast Ltd. (United Kingdom)	2.91%
Evo Payments, Inc. Class A	2.86%
Qualys, Inc.	2.78%
33.98%

Portfolio Allocation	(% of Net Assets)
Common Stocks	95.73%
Short-Term Investment	4.58%
Liabilities In Excess Of Other Assets	(0.31)%
100.00%

*Excludes Short-Term Investments.

RANGER FUNDS INVESTMENT TRUST

RANGER QUEST FOR INCOME & GROWTH FUND

PORTFOLIO ANALYSIS

JULY 31, 2019 (UNAUDITED)

FUND PROFILE:

Top Ten Long-Term Portfolio Holdings *	(% of Net Assets)
Microsoft Corp.	5.47%
CME Group, Inc. Class A	5.09%
Blackstone Mortgage Trust, Inc. Class A	5.09%
J.P. Morgan Chase & Co.	4.83%
Prologis, Inc.	4.71%
Starwood Property Trust, Inc.	3.98%
AT&T, Inc.	3.83%
Home Depot, Inc.	3.72%
Verizon Communications, Inc.	3.67%
Cisco Systems, Inc.	3.64%
44.03%

Portfolio Allocation	(% of Net Assets)
Common Stocks	73.21%
Real Estate Investment Trusts	20.31%
Preferred Stocks	1.00%
Master Limited Partnerships & Publically Traded Partnerships	4.78%
Short-Term Investment	0.83%
Liabilities In Excess Of Other Assets	(0.13)%
100.00%

 *Excludes Short-Term Investment.

RANGER FUNDS INVESTMENT TRUST

RANGER MICRO CAP FUND

PORTFOLIO ANALYSIS

JULY 31, 2019 (UNAUDITED)

FUND PROFILE:

Top Ten Long-Term Portfolio Holdings *	(% of Net Assets)
NAPCO Security Technologies, Inc.	5.26%
Simulations Plus, Inc.	4.92%
ANI Pharmaceuticals, Inc.	4.46%
Tabula Rasa HealthCare, Inc.	4.01%
Green Brick Partners, Inc.	3.88%
i3 Verticals, Inc. Class A	3.87%
QAD, Inc. Class A	3.86%
iRadimed Corp.	3.82%
Allied Motion Technologies, Inc.	3.73%
America's Car-Mart, Inc.	3.72%
41.53%

Portfolio Allocation	(% of Net Assets)
Common Stocks	92.69%
Exchange Traded Fund	3.06%
Short-Term Investment	4.82%
Liabilities In Excess Of Other Assets	(0.57)%
100.00%

*Excludes Short-Term Investment.

RANGER FUNDS INVESTMENT TRUST

RG TACTICAL MARKET NEUTRAL FUND

PORTFOLIO ANALYSIS

JULY 31, 2019 (UNAUDITED)

FUND PROFILE:

Top Ten Long-Term Portfolio Holdings *	(% of Net Assets)
iShares Edge MSCI Min Vol Japan ETF	1.97%
iShares Edge MSCI Min Vol EAFE ETF	1.92%
iShares Edge MSCI Min Vol Europe ETF	1.47%
iShares MSCI EAFE Small-Cap ETF	1.31%
iShares MSCI Japan Small-Cap ETF	1.28%
iShares MSCI Europe Small-Cap ETF	0.88%
First Trust Eurozone AlphaDEX ETF (United Kingdom)	0.87%
M/I Homes, Inc.	0.47%
Monotype Imaging Holdings, Inc.	0.46%
Meta Financial Group, Inc.	0.46%
11.09%

Portfolio Allocation	(% of Net Assets)
Common Stocks	75.63%
Real Estate Investment Trusts	15.36%
Exchange Traded Funds	9.70%
Short-Term Investment	0.89%
Securities Sold Short	(75.72)%
Other Assets Less Liabilities (Including Deposits for Securities Sold Short)	74.14%
100.00%

* Excludes Short-Term Investment and Securities Sold Short.

RANGER FUNDS INVESTMENT TRUST

RANGER SMALL CAP FUND

SCHEDULE OF INVESTMENTS

JULY 31, 2019

Shares		Value

COMMON STOCKS - 95.73%

Aerospace - 4.08%
9,515	Axon Enterprise, Inc. *	$ 668,143
15,695	Kratos Defense & Security Solutions, Inc. *	386,882
		1,055,025
Agriculture, Fishing & Ranching - 1.69%
4,948	Calavo Growers, Inc.	437,601

Back Office Support, HR & Consulting - 7.49%
18,719	WNS Holdings Ltd. ADR (India) *	1,179,671
10,294	Maximus, Inc.	756,712
		1,936,383
Banks: Diversified - 1.77%
18,767	CenterState Bank Corp.	456,413

Banks: Savings/Thrifts & Mortgage Lending - 1.18%
19,545	Banc of California, Inc.	305,488

Biotechnology - 6.93%
9,605	Repligen Corp. *	906,616
8,860	PRA Health Sciences, Inc. *	885,203
		1,791,819
Chemicals: Specialty - 1.71%
2,361	Quaker Chemical Corp.	442,428

Computer Services, Software & Systems - 17.40%
15,855	Pegasystems, Inc.	1,198,638
15,795	Mimecast Ltd. (United Kingdom) *	751,842
8,295	Qualys, Inc. *	718,015
8,083	Workiva, Inc. Class A *	464,692
27,558	Box, Inc. Class A *	455,809
5,015	Mercury Systems, Inc. *	408,823
2,777	AppFolio, Inc. *	268,119
6,214	Endava Plc ADR (United Kingdom) *	229,918
		4,495,856
Consumer Lending - 1.29%
1,035	LendingTree, Inc. *	333,829

Cosmetics - 3.22%
11,994	Inter Parfums, Inc.	830,944

The accompanying notes are an integral part of these financial statements.

RANGER FUNDS INVESTMENT TRUST

RANGER SMALL CAP FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

JULY 31, 2019

Shares		Value

Diversified Materials & Processing - 1.20%
2,550	Cabot Microelectronics Corp.	$ 310,207

Education Services - 1.37%
7,902	Chegg, Inc. *	354,958

Engineering & Contracting Services - 1.80%
5,721	TopBuild Corp. *	464,145

Financial Data & Systems - 2.86%
23,770	Evo Payments, Inc. Class A *	739,722

Foods - 3.15%
4,375	J&J Snack Foods Corp.	813,050

Health Care: Misc. - 1.91%
6,272	Medpace Holdings, Inc. *	493,983

Health Care Services - 5.19%
10,595	Tabula Rasa HealthCare, Inc. *	638,561
4,115	Medidata Solutions, Inc. *	375,988
6,970	Bio Telemetry, Inc. *	327,241
		1,341,790
Insurance: Multi-Line - 1.98%
11,354	Goosehead Insurance, Inc. Class A	511,044

Manufactured Housing - 2.67%
24,160	Skyline Champion Corp. *	688,560

Medical & Dental Instruments & Supplies - 3.11%
7,140	Neogen Corp. *	509,796
8,840	LeMaitre Vascular, Inc.	292,516
		802,312
Medical Equipment - 4.08%
5,005	Integer Holdings Corp. *	438,088
5,944	Tactile Systems Technology, Inc. *	343,207
12,054	Lantheus Holdings, Inc. *	272,661
		1,053,956
Medical Services - 1.70%
18,025	NeoGenomics, Inc. *	439,269

Oil Well Equipment & Services - 1.64%
41,625	Select Energy Services, Inc. Class A *	423,326

The accompanying notes are an integral part of these financial statements.

RANGER FUNDS INVESTMENT TRUST

RANGER SMALL CAP FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

JULY 31, 2019

Shares		Value

Pharmaceuticals - 2.81%
8,255	Cambrex Corp. *	$ 361,569
3,105	Heska Corp. *	248,835
3,491	Supernus Pharmaceuticals, Inc. *	116,495
		726,899
Scientific Instruments: Gauges & Meters - 2.67%
2,744	Mesa Laboratories, Inc.	690,610

Semiconductors & Components - 1.58%
3,630	Silicon Laboratories, Inc. *	407,322

Specialty Retail - 2.59%
9,058	SiteOne Landscape Supply, Inc. *	669,114

Textiles, Apparel & Shoes - 2.84%
11,363	Steven Madden Ltd.	392,137
4,680	Oxford Industries, Inc.	342,529
		734,666
Truckers - 2.77%
5,842	SAIA, Inc. *	445,745
13,385	Marten Transport, Ltd.	268,637
		714,382
Utilities: Telecommunications - 1.05%
4,320	Cogent Communications Holdings, Inc.	272,203

TOTAL FOR COMMON STOCKS (Cost $19,580,630) - 95.73%		$24,737,304

SHORT-TERM INVESTMENT - 4.58%
1,184,603	First American Government Obligation Fund - Class Z 2.19% ** (Cost $1,184,603)	$ 1,184,603

TOTAL INVESTMENTS (Cost $20,765,233) *** - 100.31%		$25,921,907

LIABILITIES IN EXCESS OF OTHER ASSETS - (0.31%)		(81,378)

NET ASSETS - 100.00%		$25,840,529

ADR - American Depositary Receipts.

* Non-income producing securities during the period.

** The rate shown represents the yield at July 31, 2019.

*** Represents cost for financial reporting purposes.  Aggregate cost for federal tax purposes is $20,859,096, and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Gross Unrealized Appreciation (Tax)      $5,802,350

Gross Unrealized Depreciation (Tax)          (739,539)

Total                                                         $5,062,811

The accompanying notes are an integral part of these financial statements.

RANGER FUNDS INVESTMENT TRUST

RANGER QUEST FOR INCOME & GROWTH FUND

SCHEDULE OF INVESTMENTS

JULY 31, 2019

Shares		Value

COMMON STOCKS - 73.21%

Banks - 7.61%
5,907	J.P. Morgan Chase & Co.	$ 685,212
9,844	HSBC Holdings Plc. ADR (United Kingdom)	395,335
		1,080,547
Capital Markets - 15.28%
3,720	CME Group, Inc. Class A	723,242
8,169	Blackstone Group, Inc. Class A	391,949
9,080	Main Street Capital Corp. Class C	387,716
17,984	Ares Capital Corp.	333,963
18,280	Golub Capital BDC, Inc.	331,416
		2,168,286
Chemicals - 1.92%
3,515	Dow, Inc.	170,267
1,012	DuPont de Nemours, Inc.	73,026
1,012	Corteva, Inc.	29,854
		273,147
Communications Equipment - 3.64%
9,311	Cisco Systems, Inc.	515,829

Diversified Telecommunication Services - 12.29%
15,974	AT&T, Inc.	543,915
9,415	Verizon Communications, Inc.	520,367
278,140	HKT Trust & HKT, Ltd. (Hong Kong)	444,831
5,181	BCE, Inc. (Canada)	235,444
		1,744,557
Electric Utilities - 2.41%
3,943	Duke Energy Corp.	341,937

Food Products - 1.70%
10,033	Mowi ASA (Norway)	241,213

Insurance - 6.08%
71,531	Insurance Australia Group Ltd. (Australia)	422,211
2,570	Swiss RE AG ORD (Switzerland)	249,623
795	Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Germany)	191,637
		863,471
Marine - 1.22%
28,660	Costamare, Inc. ADR (Monaco)	172,820

Oil, Gas & Consumable Fuels - 3.63%
16,278	Royal Dutch Shell Plc. Class B (United Kingdom)	514,759

The accompanying notes are an integral part of these financial statements.

RANGER FUNDS INVESTMENT TRUST

RANGER QUEST FOR INCOME & GROWTH FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

JULY 31, 2019

Shares		Value

Real Estate Management & Development - 2.62%
262,001	New World Development (Hong Kong)	$ 371,495

Semiconductors & Semiconductor Equipment - 2.90%
9,660	Taiwan Semiconductor Manufacturing Co., Ltd. ADR (Taiwan)	411,806

Software - 5.47%
5,693	Microsoft Corp.	775,785

Specialty Retail - 3.72%
2,472	Home Depot, Inc.	528,242

Wireless Telecommunication Services - 2.72%
26,890	Tele2 AB Class B (Sweden)	385,322

TOTAL FOR COMMON STOCKS (Cost $8,764,433) - 73.21%		$10,389,216

REAL ESTATE INVESTMENT TRUSTS - 20.31%

Equity Real Estate Investment Trust- 11.24%
8,289	Prologis, Inc.	668,176
3,594	Crown Castle International Corp.	478,936
200,936	Ascendas Real Estate Investment Trust (Singapore)	447,172
		1,594,284
Mortgage Real Estate Investment Trust- 9.07%
20,352	Blackstone Mortgage Trust, Inc. Class A	722,903
24,304	Starwood Property Trust, Inc.	564,582
		1,287,485

TOTAL FOR REAL ESTATE INVESTMENT TRUSTS (Cost $2,428,060) - 20.31%		$ 2,881,769

PREFERRED STOCKS - 1.00%

Capital Markets - 1.00%
6,660	Goldman Sachs Group, Inc. 4.000% Perpetual	141,458

TOTAL FOR PREFERRED STOCKS (Cost $157,823) - 1.00%		$ 141,458

MASTER LIMITED PARTNERSHIPS & PUBLICLY TRADED PARTNERSHIPS - 4.78%

Electric Utilities - 3.62%
11,604	Brookfield Infrastructure Partners, L.P. (Bermuda)	513,825

The accompanying notes are an integral part of these financial statements.

RANGER FUNDS INVESTMENT TRUST

RANGER QUEST FOR INCOME & GROWTH FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

JULY 31, 2019

Shares		Value

Oil, Gas & Consumable Fuels - 1.16%
11,404	Energy Transfer, L.P.	$ 163,990

TOTAL FOR MASTER LIMITED PARTNERSHIPS & PUBLICLY TRADED PARTNERSHIPS (Cost $448,768) - 4.78%		$ 677,815

SHORT-TERM INVESTMENT - 0.83%
118,265	First American Government Obligation Fund - Class Z 2.19% ** (Cost $118,265)	$ 118,265

TOTAL INVESTMENTS (Cost $11,917,349) *** - 100.13%		$14,208,523

LIABILITIES IN EXCESS OF OTHER ASSETS - (0.13%)		(18,215)

NET ASSETS - 100.00%		$14,190,308

ADR - American Depositary Receipts.

* Non-income producing securities during the period.

** The rate shown represents the yield at July 31, 2019.

*** Represents cost for financial reporting purposes.  Aggregate cost for federal tax purposes is $11,951,111, and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Gross Unrealized Appreciation (Tax)      $2,555,285

Gross Unrealized Depreciation (Tax)          (297,873)

Total                                                         $2,257,412

The accompanying notes are an integral part of these financial statements.

RANGER FUNDS INVESTMENT TRUST

RANGER MICRO CAP FUND

SCHEDULE OF INVESTMENTS

JULY 31, 2019

Shares		Value

COMMON STOCKS - 92.69%

Banks: Diversified - 5.33%
29,073	Capstar Financial Holdings, Inc.	$ 470,983
15,505	Atlantic Capital Bancshares, Inc. *	285,137
5,870	Triumph Bancorp, Inc. *	183,203
		939,323
Banks: Savings/Thrifts & Mortgage Lending - 1.42%
15,996	Banc of California, Inc.	250,017

Biotechnology - 4.46%
9,305	ANI Pharmaceuticals, Inc. *	787,110

Computer Services, Software & Systems - 15.98%
22,330	Simulations Plus, Inc.	866,851
15,757	QAD, Inc. Class A	679,757
8,591	Model N, Inc. *	187,799
4,319	ShotSpotter, Inc. *	162,351
52,019	Zix Corp. *	473,893
30,655	OneSpan, Inc. *	448,176
		2,818,827
Diversified Materials & Processing - 1.92%
17,345	Insteel Industries, Inc.	338,401

Electronic Components - 2.28%
5,990	NVE Corp.	402,648

Financial Data & Systems - 3.87%
23,890	i3 Verticals, Inc. Class A *	682,537

Health Care Services - 4.01%
11,730	Tabula Rasa HealthCare, Inc. *	706,967

Homebuilding - 3.88%
72,651	Green Brick Partners, Inc. *	683,646

Medical & Dental Instruments & Supplies - 8.41%
5,957	Utah Medical Products, Inc.	542,027
14,275	LeMaitre Vascular, Inc.	472,360
24,536	BioLife Solutions, Inc. *	467,902
		1,482,289

The accompanying notes are an integral part of these financial statements.

RANGER FUNDS INVESTMENT TRUST

RANGER MICRO CAP FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

JULY 31, 2019

Shares		Value

Medical Equipment - 11.00%
8,990	Tactile Systems Technology, Inc. *	$ 519,083
28,232	iRadimed Corp. *	674,180
19,919	Lantheus Holdings, Inc. *	450,568
16,495	IntriCon Corp. *	296,580
		1,940,411
Medical Services - 2.53%
18,285	NeoGenomics, Inc. *	445,605

Metal Fabricating - 2.46%
5,710	Omega Flex, Inc.	434,303

Oil:Crude Producers - 0.84%
12,574	Panhandle Oil and Gas, Inc.	148,499

Pharmaceuticals - 2.33%
5,130	Heska Corp. *	411,118

Restaurants - 3.48%
56,998	J. Alexander's Holdings, Inc. *	613,868

Scientific Instruments: Control & Filter - 5.26%
32,035	NAPCO Security Technologies, Inc. *	927,413

Scientific Instruments: Electrical - 3.73%
16,595	Allied Motion Technologies, Inc.	657,826

Scientific Instruments: Gauges & Meters - 3.30%
2,309	Mesa Laboratories, Inc.	581,129

Specialty Retail - 3.72%
7,285	America's Car-Mart, Inc. *	656,816

Truckers - 2.48%
25,978	Covenant Transportation Group, Inc. Class A *	437,729

TOTAL FOR COMMON STOCKS (Cost $15,803,932) - 92.69%		$16,346,482

EXCHANGE TRADED FUND - 3.06%
2,650	iShares Russell 2000 Growth ETF	539,248

TOTAL FOR EXCHANGE TRADED FUND (Cost $528,527) - 3.06%		$ 539,248

The accompanying notes are an integral part of these financial statements.

RANGER FUNDS INVESTMENT TRUST

RANGER MICRO CAP FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

JULY 31, 2019

Shares		Value

SHORT-TERM INVESTMENT - 4.82%
850,743	First American Government Obligation Fund - Class Z 2.19% ** (Cost $850,743)	$ 850,743

TOTAL INVESTMENTS (Cost $17,183,202) *** - 100.57%		$17,736,473

LIABILITIES IN EXCESS OF OTHER ASSETS - (0.57%)		(101,164)

NET ASSETS - 100.00%		$17,635,309

* Non-income producing securities during the period.

** The rate shown represents the yield at July 31, 2019.

*** Represents cost for financial reporting purposes.  Aggregate cost for federal tax purposes is $17,227,353, and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Gross Unrealized Appreciation (Tax)     $   2,290,438

Gross Unrealized Depreciation (Tax)         (1,781,318)

Total                                                        $      509,120

The accompanying notes are an integral part of these financial statements.

RANGER FUNDS INVESTMENT TRUST

RG TACTICAL MARKET NEUTRAL FUND

SCHEDULE OF INVESTMENTS

JULY 31, 2019

Shares		Value

COMMON STOCKS - 75.63%

Aerospace & Defense - 0.72%
341	AAR Corp.	$ 14,274
20	L3Harris Technologies, Inc. *	4,152
11	Lockheed Martin Corp. *	3,984
79	Textron, Inc. *	3,895
		26,305
Air Freight & Logistics - 0.92%
238	Forward Air Corp. *	14,994
36	FedEx Corp. *	6,139
37	United Parcel Service, Inc. Class B *	4,420
52	Expeditors International of Washington, Inc. *	3,970
46	C.H. Robinson Worldwide, Inc. *	3,852
		33,375
Auto Components - 0.75%
319	Standard Motor Products, Inc. *	14,677
174	Dorman Products, Inc. *	12,507
		27,184
Automobiles - 0.10%
376	Ford Motor Co.	3,583

Banks - 10.21%
614	Simmons First National Corp. *	15,811
266	Banner Corp.	15,763
717	First Midwest Bancorp, Inc. *	15,509
603	First Financial Bancorp. *	15,370
685	Opus Bank *	15,351
694	CVB Financial Corp.	15,275
404	Columbia Banking System, Inc. *	15,235
416	National Bank Holdings Corp. Class A *	15,093
852	Old National Bancorp *	15,004
724	Customers Bancorp, Inc. *	14,929
1,009	Hope Bancorp, Inc.	14,883
384	NBT Bancorp, Inc. *	14,861
516	United Community Banks, Inc. *	14,809
434	Great Western Bancorp, Inc. *	14,678
179	Tompkins Financial Corp.	14,673
648	OFG Bancorp (Puerto Rico) *	14,664
383	S&T Bancorp, Inc.	14,581
1,249	Boston Private Financial Holdings, Inc. *	14,413
964	Brookline Bancorp, Inc. *	14,296

The accompanying notes are an integral part of these financial statements.

RANGER FUNDS INVESTMENT TRUST

RG TACTICAL MARKET NEUTRAL FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

JULY 31, 2019

Shares		Value

Banks - (Continued)
1,309	First BanCorp. (Puerto Rico) *	$ 14,085
477	Central Pacific Financial Corp. *	14,057
203	Bank of America Corp. *	6,228
137	Fifth Third Bancorp *	4,068
84	Wells Fargo & Co. *	4,066
55	Comerica, Inc. *	4,026
279	Huntington Bancshares, Inc. *	3,976
34	J.P. Morgan Chase & Co.	3,944
69	U.S. Bancorp *	3,943
24	M&T Bank Corp. *	3,942
59	SunTrust Banks, Inc *	3,929
76	BB&T Corp. *	3,916
235	People's United Financial, Inc.	3,859
27	PNC Financial Services Group, Inc.	3,858
54	Citigroup, Inc. *	3,843
84	Zions Bancorp NA *	3,786
		370,724
Beverages - 0.49%
48	Coca-Cola Consolidated, Inc.	14,089
19	Constellation Brands, Inc. Class A *	3,740
		17,829
Building Products - 0.75%
393	Universal Forest Products, Inc. *	15,889
94	Johnson Controls International PLC *	3,989
71	Fortune Brands Home & Security, Inc. *	3,901
35	Allegion PLC (Ireland) *	3,624
		27,403
Capital Markets - 2.28%
367	INTL FCStone, Inc. *	14,966
187	Piper Jaffray Cos. *	14,455
9	BlackRock, Inc. *	4,209
41	Northern Trust Corp. *	4,018
85	Bank of New York Mellon Corp.	3,988
18	Goldman Sachs Group, Inc. *	3,962
16	S&P Global, Inc. *	3,919
67	State Street Corp. *	3,892
87	Morgan Stanley	3,877
44	Affiliated Managers Group, Inc. *	3,775
34	Cboe Global Markets, Inc. *	3,717
42	Intercontinental Exchange, Inc. *	3,690
16	MSCI, Inc. *	3,636
45	Raymond James Financial, Inc. *	3,630

The accompanying notes are an integral part of these financial statements.

RANGER FUNDS INVESTMENT TRUST

RG TACTICAL MARKET NEUTRAL FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

JULY 31, 2019

Shares		Value

Capital Markets - (Continued)
109	Franklin Resources, Inc. *	$ 3,557
18	CME Group, Inc. *	3,500
		82,791
Chemicals - 3.07%
155	Stepan Co. *	15,368
145	Balchem Corp. *	14,883
332	Hawkins, Inc. *	14,499
155	Innospec, Inc. *	14,474
520	Innophos Holdings, Inc. *	14,128
1,203	FutureFuel Corp. *	14,015
9	The Sherwin-Williams Co. *	4,617
36	Celanese Corp. Class A	4,038
20	Ecolab, Inc. *	4,035
54	DuPont De Nemours, Inc.	3,897
45	LyondellBasell Industries N.V. Class A *	3,766
49	Eastman Chemical Co. *	3,692
		111,412
Commercial Services & Supplies - 2.37%
75	UniFirst Corp. *	14,765
281	Brady Corp.	14,536
228	US Ecology, Inc.	14,508
203	Viad Corp. *	14,035
168	Tetra Tech, Inc. *	13,306
15	Cintas Corp. *	3,907
44	Republic Services, Inc. *	3,901
33	Waste Management, Inc. *	3,861
101	Rollins, Inc. *	3,387
		86,206
Communications Equipment - 0.72%
994	Viavi Solutions, Inc. *	14,582
27	F5 Networks, Inc. *	3,961
142	Juniper Networks, Inc. *	3,837
22	Motorola Solutions, Inc. *	3,651
		26,031
Computers & Peripherals - 0.21%
18	Apple, Inc. *	3,835
180	HP, Inc. *	3,787
		7,622
Construction & Engineering - 0.87%
393	MYR Group, Inc. *	14,195
272	Comfort Systems USA, Inc *	11,424
156	Quanta Services, Inc. *	5,838
		31,457

The accompanying notes are an integral part of these financial statements.

RANGER FUNDS INVESTMENT TRUST

RG TACTICAL MARKET NEUTRAL FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

JULY 31, 2019

Shares		Value

Consumer Finance - 0.61%
137	First Cash, Inc. *	$ 13,788
47	Discover Financial Services *	4,218
43	Capital One Financial Corp. *	3,974
		21,980
Containers & Packaging - 0.28%
139	International Paper Co. *	6,104
39	Packaging Corp. of America *	3,938
		10,042
Distributors - 0.11%
40	Genuine Parts Co. *	3,885

Diversified Consumer Services - 0.79%
455	American Public Education, Inc. *	15,024
721	Career Education Corp. *	13,670
		28,694
Diversified Financial Services - 0.16%
28	Berkshire Hathaway, Inc *	5,752

Diversified Telecommunication Services - 1.10%
228	Cogent Communications Holdings, Inc. *	14,366
245	Atn International, Inc. *	13,786
180	AT&T, Inc.	6,129
104	Verizon Communications, Inc.	5,748
		40,029
Electric Utilities - 0.96%
215	El Paso Electric Co. *	14,246
123	Exelon Corp. *	5,542
63	Evergy, Inc. *	3,811
127	PPL Corp. *	3,763
18	NextEra Energy, Inc. *	3,729
43	Duke Energy Corp. *	3,729
		34,820
Electrical Equipment - 0.90%
313	Azz, Inc.	14,580
260	Encore Wire Corp.	14,279
48	Eaton Corporatopm PLC *	3,945
		32,804
Electronic Equipment, Instruments & Components - 1.47%
881	Park Aerospace Corp.	16,025
444	ScanSource, Inc. *	15,074
195	ePlus, Inc. *	14,801
43	TE Connectivity Ltd. (Switzerland) *	3,973
116	Corning, Inc. *	3,567
		53,440

The accompanying notes are an integral part of these financial statements.

RANGER FUNDS INVESTMENT TRUST

RG TACTICAL MARKET NEUTRAL FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

JULY 31, 2019

Shares		Value

Energy Equipment & Services - 1.24%
1,188	Exterran Corp. *	$ 16,216
2,020	Gulf Island Fabrication, Inc. *	14,463
300	Seacor Holdings, Inc. *	14,292
		44,971
Entertainment - 0.52%
434	Marcus Corp. *	15,186
27	The Walt Disney Co.	3,861
		19,047
Food & Staples Retailing - 0.99%
546	Andersons, Inc. *	14,660
109	Walgreens Boots Alliance, Inc. *	5,940
21	Costco Wholesale Corp. *	5,788
83	Sysco Corp.	5,691
34	Walmart Inc. *	3,753
		35,832
Food Products - 2.48%
87	J&J Snack Foods Corp. *	16,168
171	John B Sanfilippo & Son, Inc. *	14,862
723	Darling Ingredients, Inc. *	14,699
52	J.M. Smucker Co. *	5,782
27	The Hershey Co. *	4,097
68	Kellogg Co. *	3,959
123	Kraft Heinz Co. *	3,937
95	Archer Daniels Midland Co. *	3,903
57	Lamb Weston Holdings, Inc. *	3,826
72	General Mills, Inc.	3,824
93	Hormel Foods Corp.	3,812
132	Conagra Brands, Inc.	3,811
24	McCormick & Co., Inc.	3,805
47	Tyson Foods, Inc. Class A *	3,737
		90,222
Gas Utilities - 0.80%
431	South Jersey Industries, Inc. *	14,676
201	Northwest Natural Holdings Co.	14,355
		29,031
Health Care Equipment & Supplies - 1.59%
280	Orthofix Medical, Inc. *	14,966
167	Conmed Corp. *	14,588
255	Merit Medical Systems, Inc. *	10,062
48	Zimmer Biomet Holdings, Inc. *	6,486
31	ResMed, Inc. *	3,990
90	Boston Scientific Corp. *	3,821
18	Stryker Corp. *	3,776
The accompanying notes are an integral part of these financial statements.		57,689

RANGER FUNDS INVESTMENT TRUST

RG TACTICAL MARKET NEUTRAL FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

JULY 31, 2019

Shares		Value

Health Care Providers & Services - 2.21%
186	Addus HomeCare Corp. *	$ 14,990
260	Providence Service Corp. *	14,492
156	CorVel Corp. *	13,291
45	Universal Health Services, Inc. Class B *	6,789
21	Humana, Inc. *	6,232
20	Anthem, Inc. *	5,892
38	Quest Diagnostics, Inc.	3,879
15	UnitedHealth Group, Inc. *	3,735
56	Henry Schein, Inc. *	3,726
22	Laboratory Corp. of America Holdings *	3,685
27	HCA Healthcare, Inc. *	3,605
		80,316
Health Care Technology - 0.42%
534	HealthStream, Inc. *	15,080

Hotels, Restaurants & Leisure - 1.46%
323	Monarch Casino & Resort, Inc. *	15,204
631	Ruth's Hospitality Group, Inc. *	14,052
802	Bloomin' Brands, Inc. *	13,658
131	Carnival Corp.	6,187
42	Starbucks Corp. *	3,977
		53,078
Household Durables - 0.95%
479	M/I Homes, Inc. *	16,942
380	M.D.C. Holdings, Inc. *	13,733
47	Garmin Ltd. (Switzerland) *	3,694
		34,369
Household Products - 0.64%
518	Central Garden & Pet Co. *	15,737
51	Church & Dwight Co., Inc. *	3,847
28	Kimberly-Clark Corp. *	3,798
		23,382
Industrial Conglomerates - 0.41%
407	Raven Industries, Inc.	14,750

Insurance - 7.42%
297	United Fire Group, Inc. *	15,524
821	Ambac Financial Group, Inc. *	14,959
343	Horace Mann Educators Corp. *	14,900
164	RLI Corp. *	14,781
149	Safety Insurance Group, Inc. *	14,700
373	ProAssurance Corp. *	14,581

The accompanying notes are an integral part of these financial statements.

RANGER FUNDS INVESTMENT TRUST

RG TACTICAL MARKET NEUTRAL FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

JULY 31, 2019

Shares		Value

Insurance - (Continued)
304	James River Group Holdings, Ltd. (Bermuda) *	$ 14,540
326	Employers Holdings, Inc. *	14,311
189	Selective Insurance Group, Inc. *	14,213
217	Amerisafe, Inc. *	14,118
1,386	Third Point Reinsurance, Ltd. (Bermuda) *	13,971
360	Stewart Information Services Corp. *	13,619
545	Universal Insurance Holdings, Inc.	13,521
1,070	United Insurance Holdings Corp. *	12,123
56	Cincinnati Financial Corp. *	6,010
74	Progressive Corp.	5,993
59	Prudential Financial, Inc. *	5,977
65	Torchmark Corp.	5,936
38	Allstate Corp. *	4,081
26	Chubb Ltd. (Switzerland) *	3,974
69	American International Group, Inc. *	3,863
67	Hartford Financial Services Group, Inc. *	3,861
34	Assurant, Inc. *	3,854
77	MetLife, Inc. *	3,805
71	Loews Corp. *	3,801
42	Arthur J Gallagher & Co. *	3,798
65	Principal Financial Group, Inc. *	3,773
15	Everest Re Group, Ltd. (Bermuda) *	3,700
25	Travelers Cos., Inc. *	3,666
69	Aflac, Inc. *	3,632
		269,585
Internet & Catalog Retail - 0.10%
2	Booking Holdings, Inc. *	3,773

IT Services - 3.95%
224	ExlsService Holdings, Inc. *	15,409
212	ManTech International Corp. *	14,581
325	Virtusa Corp. *	14,521
307	TTEC Holdings, Inc. *	14,404
508	Sykes Enterprises, Inc. *	14,371
437	EVERTEC, Inc. (Puerto Rico) *	13,993
403	Perficient, Inc. *	13,771
40	Fiserv, Inc. *	4,217
29	Total System Services, Inc. *	3,936
22	Visa, Inc. Class A *	3,916
29	Fidelity National Information Services, Inc. *	3,864
23	Global Payments, Inc. *	3,862
23	Automatic Data Processing, Inc. *	3,830

The accompanying notes are an integral part of these financial statements.

RANGER FUNDS INVESTMENT TRUST

RG TACTICAL MARKET NEUTRAL FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

JULY 31, 2019

Shares		Value

IT Services - (Continued)
14	Mastercard, Inc.	$ 3,812
18	VeriSign, Inc. *	3,800
27	Jack Henry & Associates, Inc. *	3,772
45	Paychex, Inc.	3,737
29	Broadridge Financial Solutions, Inc. *	3,687
		143,483
Life Sciences Tools & Services - 0.31%
25	IQVIA Holdings, Inc. *	3,979
5	Mettler-Toledo International, Inc. *	3,784
13	Thermo Fisher Scientific, Inc. *	3,610
		11,373
Machinery - 3.51%
181	Albany International Corp. Class A*	15,564
313	Franklin Electric Co., Inc.	14,667
415	SPX Corp. *	14,484
156	Watts Water Technologies, Inc. Class A *	14,482
173	ESCO Technologies, Inc.	14,456
146	Alamo Group, Inc.	14,292
270	Barnes Group, Inc. *	14,051
411	Hillenbrand, Inc. *	13,847
56	PACCAR, Inc. *	3,928
31	Ingersoll-Rand PLC *	3,833
23	Cummins, Inc. *	3,772
		127,376
Media - 0.68%
438	Scholastic Corp. *	14,966
134	Comcast Corp. Class A	5,785
47	Omnicom Group, Inc. *	3,770
		24,521
Metals & Mining - 0.39%
227	Materion Corp. *	14,104

Multi-Utilities - 0.86%
310	Avista Corp. *	14,269
206	CenterPoint Energy, Inc. *	5,976
44	Consolidated Edison, Inc. *	3,738
29	DTE Energy Co. *	3,686
63	Public Service Enterprise Group, Inc. *	3,600
		31,269
Oil, Gas & Consumable Fuels - 1.03%
637	Par Pacific Holdings, Inc. *	14,689
189	Kinder Morgan, Inc.	3,897
38	Phillips 66 *	3,897

The accompanying notes are an integral part of these financial statements.

RANGER FUNDS INVESTMENT TRUST

RG TACTICAL MARKET NEUTRAL FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

JULY 31, 2019

Shares		Value

Oil, Gas & Consumable Fuels - (Continued)
75	Occidental Petroleum Corp. *	$ 3,852
31	Chevron Corp. *	3,816
51	Exxon Mobil Corp. *	3,792
139	The Williams Cos., Inc. *	3,425
		37,368
Paper & Forest Products - 0.81%
226	Neenah, Inc. *	14,850
428	Schweitzer-Mauduit International, Inc. *	14,736
		29,586
Personal Products - 0.41%
216	Inter Parfums, Inc. *	14,965

Pharmaceuticals - 0.71%
474	Phibro Animal Health Corp. *	14,756
36	Eli Lilly and Co. *	3,922
33	Zoetis, Inc.	3,791
89	Pfizer, Inc. *	3,457
		25,926
Professional Services - 1.99%
226	Exponent, Inc. *	15,549
861	Resources Connection, Inc. *	15,154
540	Kelly Services, Inc. Class A *	15,028
290	Forrester Research, Inc. *	13,726
658	TrueBlue, Inc. *	13,009
		72,466
Road & Rail - 0.79%
745	Heartland Express, Inc. *	14,781
31	Norfolk Southern Corp. *	5,925
32	Kansas City Southern *	3,960
22	Union Pacific Corp. *	3,959
		28,625
Semiconductors & Semiconductor Equipment - 0.53%
953	DSP Group, Inc. *	15,362
33	Analog Devices, Inc. *	3,876
		19,238
Software - 2.37%
845	Monotype Imaging Holdings, Inc. *	16,875
117	MicroStrategy, Inc. Class A *	15,997
139	SPS Commerce, Inc. *	15,544
618	Agilysys, Inc. *	15,160
339	Progress Software Corp. *	14,675
14	Intuit, Inc.	3,882
28	Microsoft Corp. *	3,816
The accompanying notes are an integral part of these financial statements.		85,949

RANGER FUNDS INVESTMENT TRUST

RG TACTICAL MARKET NEUTRAL FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

JULY 31, 2019

Shares		Value

Specialty Retail - 0.21%
18	The Home Depot, Inc. *	$ 3,846
69	The TJX Cos., Inc *	3,765
		7,611
Textiles, Apparel & Luxury Goods - 0.39%
523	Wolverine World Wide, Inc. *	14,199

Thrifts & Mortgage Finance - 3.26%
535	Meta Financial Group, Inc. *	16,515
763	Dime Community Bancshares, Inc. *	15,397
434	Flagstar Bancorp, Inc. *	14,964
826	Oritani Financial Corp. *	14,951
915	Northfield Bancorp, Inc. *	14,320
1,750	TrustCo Bank Corp. NY *	14,175
823	Northwest Bancshares, Inc.	14,114
583	Provident Financial Services, Inc. *	14,097
		118,533
Tobacco - 0.38%
234	Universal Corp.	13,923

Trading Companies & Distributors - 0.83%
249	Applied Industrial Technologies, Inc. *	15,149
235	Kaman Corp. *	14,899
		30,048
Water Utilities - 0.80%
188	American States Water Co. *	14,564
272	California Water Service Group *	14,522
		29,086
Wireless Telecommunication Services - 0.35%
966	Spok Holdings, Inc. *	12,548

TOTAL FOR COMMON STOCKS (Cost $2,701,675) - 75.63%		$ 2,746,690

REAL ESTATE INVESTMENT TRUSTS 15.36%

Equity Real Estate Investment Trust - 11.66%
1,903	Franklin Street Properties Corp.	15,338
531	Acadia Realty Trust *	14,905
936	Kite Realty Group Trust *	14,892
161	Universal Health Realty Income Trust *	14,838
756	Global Net Lease, Inc.	14,757
1,493	Lexington Realty Trust *	14,736
1,191	Independence Realty Trust, Inc. *	14,709

The accompanying notes are an integral part of these financial statements.

RANGER FUNDS INVESTMENT TRUST

RG TACTICAL MARKET NEUTRAL FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

JULY 31, 2019

Shares		Value

Equity Real Estate Investment Trust - (Continued)
684	Xenia Hotels & Resorts, Inc. *	$ 14,658
807	Retail Opportunity Investments Corp. *	14,639
483	National Storage Affiliates Trust *	14,630
267	Saul Centers, Inc.	14,629
355	Community Healthcare Trust, Inc. *	14,587
772	Easterly Government Properties, Inc. *	14,568
1,441	DiamondRock Hospitality Co. *	14,511
672	Urstadt Biddle Properties, Inc. Class A	14,508
856	Armada Hoffler Properties, Inc. *	14,492
1,133	Whitestone REIT	14,446
310	American Assets Trust, Inc. *	14,384
838	Northstar Realty Europe Corp. *	14,246
528	Four Corners Property Trust, Inc. *	14,224
473	Getty Realty Corp. *	14,181
525	Washington Real Estate Investment Trust *	14,149
515	Chesapeake Lodging Trust *	14,147
607	CareTrust REIT, Inc *	14,101
305	LTC Properties, Inc.	14,057
776	Chatham Lodging Trust	13,859
35	Extra Space Storage, Inc. *	3,934
13	Essex Property Trust, Inc. *	3,929
16	SBA Communications Corp. *	3,926
24	Simon Property Group, Inc. *	3,893
16	Public Storage *	3,884
84	UDR, Inc.	3,869
152	Weyerhaeuser Co. *	3,862
47	SL Green Realty Corp. *	3,811
18	American Tower Corp. *	3,809
47	Prologis, Inc. *	3,789
217	Host Hotels & Resorts, Inc. *	3,774
18	AvalonBay Communities, Inc. *	3,758
		423,429
Mortgage Real Estate Investment Trust - 3.12%
859	Redwood Trust, Inc. *	14,534
767	Apollo Commercial Real Estate Finance, Inc. *	14,435
870	Invesco Mortgage Capital, Inc. *	14,338
2,345	New York Mortgage Trust, Inc. *	14,328
648	PennyMac Mortgage Investment Trust	14,275
743	Granite Point Mortgage Trust, Inc.	14,191
768	ARMOUR Residential REIT, Inc.	13,724
1,588	Capstead Mortgage Corp. *	13,387
		113,212

The accompanying notes are an integral part of these financial statements.

RANGER FUNDS INVESTMENT TRUST

RG TACTICAL MARKET NEUTRAL FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

JULY 31, 2019

Shares		Value

Real Estate Management & Development - 0.58%
455	Marcus & Millichap, Inc. *	$ 15,106
115	CBRE Group, Inc. *	6,096
		21,202

TOTAL FOR REAL ESTATE INVESTMENT TRUSTS (Cost $551,737) - 15.36%		$ 557,843

EXCHANGE TRADED FUNDS 9.70%
1,115	iShares Edge MSCI Min Vol Japan ETF *	71,483
976	iShares Edge MSCI Min Vol EAFE ETF *	69,842
2,147	iShares Edge MSCI Min Vol Europe ETF *	53,482
842	iShares MSCI EAFE Small-Cap ETF *	47,607
676	iShares MSCI Japan Small-Cap ETF *	46,570
654	iShares MSCI Europe Small-Cap ETF *	31,810
837	First Trust Eurozone AlphaDEX ETF (United Kingdom) *	31,610
		352,404

TOTAL FOR EXCHANGE TRADED FUNDS (Cost $357,223) - 9.70%		$ 352,404

SHORT-TERM INVESTMENT - 0.89%
32,142	First American Government Obligation Fund - Class Z 2.19% ** (Cost $32,142)	$ 32,142

TOTAL INVESTMENTS (Cost $3,642,777) *** - 101.58%		$ 3,689,079

INVESTMENTS IN SECURITIES SOLD SHORT, AT VALUE (Proceeds $2,716,039) - (75.72%)		$(2,749,863)

OTHER ASSETS LESS LIABILITIES (INCLUDING DEPOSITS FOR SECURITIES SOLD SHORT) - 74.14%		2,692,505

NET ASSETS - 100.00%		$ 3,631,721

* Non-income producing securities during the period.

** The rate shown represents the yield at July 31, 2019.

*** Represents cost for financial reporting purposes.  Aggregate cost for federal tax purposes is $926,688, and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Gross Unrealized Appreciation (Tax)     $   91,927

Gross Unrealized Depreciation (Tax)         (79,399)

Total                                                        $   12,528

(a) Substantially all long term securities are held as collateral for securities sold short. Total value of collateral for securities sold short is $3,612,896.

The accompanying notes are an integral part of these financial statements.

RANGER FUNDS INVESTMENT TRUST

RG TACTICAL MARKET NEUTRAL FUND

SCHEDULE OF SECURITIES SOLD SHORT

JULY 31, 2019

Shares		Value

INVESTMENTS IN SECURITIES SOLD SHORT - (75.72%)

EXCHANGE TRADED FUNDS - (75.72%)
(1,105)	iShares MSCI EAFE ETF *	$ (71,217)
(1,825)	iShares Europe ETF *	(78,311)
(1,453)	iShares MSCI Japan ETF *	(78,971)
(2,808)	Invesco S&P 500 Equal Weight ETF *	(305,257)
(14,155)	Ishares Russell 2000 ETF *	(2,216,107)
TOTAL FOR EXCHANGE TRADED FUNDS (Cost $2,716,039) - (75.72%)		(2,749,863)

TOTAL INVESTMENTS IN SECURITIES SOLD SHORT (Proceeds $2,716,039) - (75.72%)		$(2,749,863)

* Non-income producing security during the period.

The accompanying notes are an integral part of these financial statements.

RANGER FUNDS INVESTMENT TRUST

STATEMENT OF ASSETS AND LIABILITIES

JULY 31, 2019

Assets:	Small Cap Fund	Quest for Income and Growth Fund	Micro Cap Fund	RG Tactical Market Neutral Fund
Investments In Securities, At Value (Cost $20,765,233, $11,917,349, $17,183,202, and $3,642,777, respectively)	$25,921,907	$14,208,523	$17,736,473	$ 3,689,079
Cash	1,000	-	-	-
Deposit with Broker for Securities Sold Short	-	-	-	2,722,539
Receivables:
Dividends and Interest	3,881	24,903	8,689	1,775
Securities Sold	76,665	-	85,855	-
Offering Costs	-	-	-	8,062
Shareholder Subscriptions	9,988	-	-	-
Prepaid Expenses	1,614	1,167	848	-
Total Assets	26,015,055	14,234,593	17,831,865	6,421,455
Liabilities:
Securities Sold Short, at Value (Proceeds $0, $0, $0, and $2,716,039, respectively)	-	-	-	2,749,863
Payables:
Advisory Fees	20,744	7,281	14,909	382
Audit Fees	22,065	28,800	19,475	18,500
Distribution (12b-1) Fees	-	172	-	-
Shareholder Redemptions	52,346	-	-	-
Securities Purchased	68,926	-	153,819	-
Other Expenses	10,445	8,032	8,353	20,989
Total Liabilities	174,526	44,285	196,556	2,789,734
Net Assets	$25,840,529	$14,190,308	$17,635,309	$ 3,631,721

Net Assets Consist Of:
Paid In Capital	$19,838,805	$12,944,252	$17,548,528	$ 3,619,720
Distributable Earnings	6,001,724	1,246,056	86,781	12,001
Net Assets	$25,840,529	$14,190,308	$17,635,309	$ 3,631,721

Net Asset Value Per Share

Investor Class:

Net Assets		$ 1,148,354
Shares Outstanding (unlimited number of shares authorized with no par value)		89,952
Net Asset Value, Redemption Price And Offering Price Per Share		$ 12.77

Institutional Class:

Net Assets	$25,840,529	$13,041,954	$17,635,309	$ 3,631,721
Shares Outstanding (unlimited number of shares authorized with no par value)	1,445,626	1,007,985	1,687,191	360,749
Net Asset Value, Redemption Price And Offering Price Per Share	$ 17.87	$ 12.94	$ 10.45	$ 10.07

The accompanying notes are an integral part of these financial statements.

RANGER FUNDS INVESTMENT TRUST

STATEMENT OF OPERATIONS

FOR THE FISCAL YEAR ENDED JULY 31, 2019

Investment Income:	Small Cap Fund	Quest for Income and Growth Fund	Micro Cap Fund	RG Tactical Market Neutral Fund*
Dividends (net of foreign withholding of $0, $26,024, $0, & $0 respectively)	$ 132,927	$ 610,656	$ 71,291	$ 1,232
Distributions Received From Master Limited Partnerships	-	34,383	-	-
Interest	21,758	9,191	12,553	758
Total Investment Income	154,685	654,230	83,844	1,990

Expenses:
Advisory Fees (Note 5)	246,746	146,251	197,905	2,169
Distribution (12b-1) Fees - Investor Class	-	2,859	-	-
Audit Fees	21,090	27,824	18,500	18,500
Transfer Agent & Accounting Fees	35,298	36,984	31,423	1,000
Registration Fees	1,986	309	121	1
Custody Fees	6,100	6,527	4,473	958
Insurance Fees	4,628	2,698	2,627	3
Trustee Fees	1,632	1,632	1,632	109
Printing Fees	630	1,373	656	62
NASDAQ Fees	653	1,306	726	2
Offering Costs	-	-	6,964	748
Miscellaneous Fees	1,695	1,427	3,177	138
Organizational Fees	-	-	-	8,983
Legal Fees	21,590	13,588	13,948	1,081
Total Expenses	342,048	242,778	282,152	33,754
Advisory Fees Waived And/Or Reimbursed (Note 5)	(70,628)	(79,043)	(44,666)	(31,287)
Net Expenses	271,420	163,735	237,486	2,467

Net Investment Income (Loss)	(116,735)	490,495	(153,642)	(477)

Realized And Unrealized Gain (Loss) On Investments:
Realized Gain (Loss) On Investments	1,402,442	324,565	(354,853)	-
Net Change In Unrealized Appreciation (Depreciation) On Investments	(282,047)	(13,243)	1,355,061	46,302
Net Change In Unrealized Appreciation (Depreciation) On Securities Sold Short	-	-	-	(33,824)
Net Realized And Unrealized Gain On Investments	1,120,395	311,322	1,000,208	12,478

Net Increase In Net Assets Resulting From Operations	$ 1,003,660	$ 801,817	$ 846,566	$ 12,001

* For period July 1, 2019 (commencement of operations) through July 31, 2019

The accompanying notes are an integral part of these financial statements.

RANGER FUNDS INVESTMENT TRUST

RANGER SMALL CAP FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	7/31/2019	7/31/2018
Increase (Decrease) In Net Assets From Operations:
Net Investment Loss	$ (116,735)	$ (107,207)
Net Realized Gain On Investments	1,402,442	3,531,340
Net Change In Unrealized Appreciation (Depreciation) On Investments	(282,047)	1,106,761
Net Increase In Net Assets Resulting From Operations	1,003,660	4,530,894

Distributions Paid To Shareholders (a)	(3,067,031)	(1,883,290)

Capital Share Transactions (Note 7)	986,974	867,001

Total Increase (Decrease) In Net Assets	(1,076,397)	3,514,605

Net Assets:
Beginning Of Year	26,916,926	23,402,321

End Of Year	$ 25,840,529	$ 26,916,926

(a) Effective for all filings after November 4, 2018, the SEC prospectively eliminated the requirement to parenthetically disclose undistributed net investment income (loss) at the end of the period and permitted the aggregation of distributions, with the exception of tax basis returns of capital. Undistributed net investment loss at July 31, 2018 was $19,284. The disaggregated distributions information for the year ended July 31, 2018 is:

   Realized Gains                                                    $(1,883,290)

The accompanying notes are an integral part of these financial statements.

RANGER FUNDS INVESTMENT TRUST

RANGER QUEST FOR INCOME & GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	7/31/2019	7/31/2018
Increase (Decrease) In Net Assets From Operations:
Net Investment Income	$ 490,495	$ 524,732
Net Realized Gain On Investments	324,565	158,317
Net Change In Unrealized Appreciation (Depreciation) On Investments	(13,243)	598,108
Net Increase In Net Assets Resulting From Operations	801,817	1,281,157

Distributions Paid To Shareholders (a)	(666,024)	(730,717)

Capital Share Transactions (Note 7)	(3,033,747)	749,219

Total Increase (Decrease) In Net Assets	(2,897,954)	1,299,659

Net Assets:
Beginning Of Year	17,088,262	15,788,603

End Of Year	$ 14,190,308	$ 17,088,262

(a) Effective for all filings after November 4, 2018, the SEC prospectively eliminated the requirement to parenthetically disclose undistributed net investment income (loss) at the end of the period and permitted the aggregation of distributions, with the exception of tax basis returns of capital. Undistributed net investment loss at July 31, 2018 was $4,461. The disaggregated distributions information for the year ended July 31, 2018 is:

   Net Investment Income

      Investor Class                                                 $    (44,271)

      Institutional Class                                               (537,423)

   Return Of Capital

      Investor Class                                                        (12,564)

      Institutional Class                                                (136,459)

  Total Distributions Paid To Shareholders         $    (730,717)

The accompanying notes are an integral part of these financial statements.

RANGER FUNDS INVESTMENT TRUST

RANGER MICRO CAP FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Period Ended*
	7/31/2019	7/31/2018
Increase (Decrease) In Net Assets From Operations:
Net Investment Loss	$ (153,642)	$ (5,717)
Net Realized Gain (Loss) On Investments	(354,853)	31,521
Net Change In Unrealized Appreciation (Depreciation) On Investments	1,355,061	(801,790)
Net Increase (Decrease) In Net Assets Resulting From Operations	846,566	(775,986)

Distributions Paid To Shareholders (a)	(48,817)	-

Capital Share Transactions (Note 7)	2,171,482	15,442,064

Total Increase In Net Assets	2,969,231	14,666,078

Net Assets:
Beginning Of Period/Year	14,666,078	-

End Of Period/Year	$ 17,635,309	$ 14,666,078

* For the period  June 6, 2018 (commencement of investment operations) through July 31, 2018.

(a) Effective for all filings after November 4, 2018, the SEC prospectively eliminated the requirement to parenthetically disclose undistributed net investment income (loss) at the end of the period and permitted the aggregation of distributions, with the exception of tax basis returns of capital. Undistributed net investment loss at July 31, 2018 was $5,717.

The accompanying notes are an integral part of these financial statements.

RANGER FUNDS INVESTMENT TRUST

RG TACTICAL MARKET NEUTRAL FUND

STATEMENT OF CHANGES IN NET ASSETS

Period *
Ended
7/31/2019
Increase (Decrease) In Net Assets From Operations:
Net Investment Loss	$ (477)
Net Realized Gain On Investments	-
Net Change In Unrealized Appreciation On Investments	46,302
Net Change In Unrealized Depreciation On Securities Sold Short	(33,824)
Net Increase In Net Assets Resulting From Operations	12,001

Distributions Paid To Shareholders (a)	-

Capital Share Transactions (Note 7)	3,619,720

Total Increase In Net Assets	3,631,721

Net Assets:
Beginning Of Period	-

End Of Period	$ 3,631,721

* For the period July 1, 2019 (commencement of investment operations) through July 31, 2019.

The accompanying notes are an integral part of these financial statements.

RANGER FUNDS INVESTMENT TRUST

RANGER SMALL CAP FUND

INSTITUTIONAL CLASS

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR AN INSTITUTIONAL CLASS SHARE OUTSTANDING THROUGHOUT THE YEAR.

	Years Ended
	7/31/2019	7/31/2018	7/31/2017	7/31/2016	7/31/2015

Net Asset Value, At Beginning of Year	$ 19.68	$ 17.75	$ 16.72	$ 17.69	$ 15.86

Income (Loss) From Investment Operations:
Net Investment Loss *	(0.08)	(0.08)	(0.09)	(0.10)	(0.06)
Net Gain On Securities (Realized And Unrealized)	0.55	3.44	2.67	0.17	3.29
Total From Investment Operations	0.47	3.36	2.58	0.07	3.23

Distributions:
Realized Gains	(2.28)	(1.43)	(1.55)	(1.04)	(1.40)
Total From Distributions	(2.28)	(1.43)	(1.55)	(1.04)	(1.40)

Net Asset Value, At End Of Year	$ 17.87	$ 19.68	$ 17.75	$ 16.72	$ 17.69

Total Return **	5.70%	19.77%	16.01%	0.87%	21.40%

Ratios/Supplemental Data:
Net Assets At End Of Year (Thousands)	$ 25,841	$ 26,917	$ 23,402	$ 27,126	$ 25,441
Before Waivers
Ratio Of Expenses To Average Net Assets	1.39%	1.41%	1.41%	1.38%	1.39%
After Waivers
Ratio Of Expenses To Average Net Assets	1.10%	1.10%	1.10%	1.10%	1.10%
Ratio Of Net Investment Loss To Average Net Assets	(0.47)%	(0.43)%	(0.51)%	(0.65)%	(0.33)%
Portfolio Turnover	67.07%	49.21%	64.06%	51.76%	68.50%

* Per share net investment income (loss) has been determined on the basis of average shares outstanding during the period.

** Assumes reinvestment of dividends.

The accompanying notes are an integral part of these financial statements.

RANGER FUNDS INVESTMENT TRUST

RANGER QUEST FOR INCOME & GROWTH FUND

INVESTOR CLASS

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR AN INVESTOR CLASS SHARE OUTSTANDING THROUGHOUT THE YEAR.

	Years Ended
	7/31/2019	7/31/2018	7/31/2017	7/31/2016	7/31/2015

Net Asset Value, At Beginning Of Year	$ 12.64	$ 12.24	$ 11.87	$ 12.06	$ 12.98

Income (Loss) From Investment Operations:
Net Investment Income *	0.38	0.36	0.30	0.32	0.38
Net Gain (Loss) On Securities (Realized And Unrealized)	0.32	0.60	0.61	(0.16)	(0.84)
Total From Investment Operations	0.70	0.96	0.91	0.16	(0.46)

Distributions:
Net Investment Income	(0.44)	(0.44)	(0.34)	(0.30)	(0.46)
Return Of Capital	(0.13)	(0.12)	(0.20)	(0.05)	-
Total From Distributions	(0.57)	(0.56)	(0.54)	(0.35)	(0.46)

Net Asset Value, At End Of Year	$ 12.77	$ 12.64	$ 12.24	$ 11.87	$ 12.06

Total Return **	5.93%	7.97%	7.91%	1.47%	(3.68)%

Ratios/Supplemental Data:
Net Assets At End Of Year (Thousands)	$ 1,148	$ 1,234	$ 1,269	$ 1,310	$ 1,356
Before Waivers
Ratio Of Expenses To Average Net Assets	1.93%	1.89%	1.94%	2.04%	2.14%
After Waivers
Ratio Of Expenses To Average Net Assets	1.35%	1.35%	1.35%	1.35%	1.35%
Ratio Of Net Investment Income To Average Net Assets	3.11%	2.87%	2.58%	2.82%	3.01%
Portfolio Turnover	31.96%	50.62%	91.08%	90.56%	36.85%

* Per share net investment income has been determined on the basis of average shares outstanding during the period.

** Assumes reinvestment of dividends.

The accompanying notes are an integral part of these financial statements.

RANGER FUNDS INVESTMENT TRUST

RANGER QUEST FOR INCOME & GROWTH FUND

INSTITUTIONAL CLASS

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR AN INSTITUTIONAL CLASS SHARE OUTSTANDING THROUGHOUT THE YEAR.

	Years Ended
	7/31/2019	7/31/2018	7/31/2017	7/31/2016	7/31/2015

Net Asset Value, At Beginning Of Year	$ 12.77	$ 12.33	$ 11.93	$ 12.10	$ 13.02

Income (Loss) From Investment Operations:
Net Investment Income *	0.42	0.40	0.34	0.34	0.41
Net Gain (Loss) On Securities (Realized And Unrealized)	0.32	0.60	0.60	(0.15)	(0.85)
Total From Investment Operations	0.74	1.00	0.94	0.19	(0.44)

Distributions:
Net Investment Income	(0.47)	(0.45)	(0.36)	(0.31)	(0.48)
Return Of Capital	(0.10)	(0.11)	(0.18)	(0.05)	-
Total From Distributions	(0.57)	(0.56)	(0.54)	(0.36)	(0.48)

Net Asset Value, At End of Year	$ 12.94	$ 12.77	$ 12.33	$ 11.93	$ 12.10

Total Return **	6.19%	8.24%	8.18%	1.72%	(3.47)%

Ratios/Supplemental Data:
Net Assets At End Of Year (Thousands)	$ 13,042	$ 15,854	$ 14,520	$ 13,402	$ 14,150
Before Waivers
Ratio Of Expenses To Average Net Assets	1.64%	1.60%	1.64%	1.64%	1.60%
After Waivers
Ratio Of Expenses To Average Net Assets	1.10%	1.10%	1.10%	1.10%	1.10%
Ratio Of Net Investment Income To Average Net Assets	3.38%	3.15%	2.83%	3.05%	3.23%
Portfolio Turnover	31.96%	50.62%	91.08%	90.56%	36.85%

* Per share net investment income has been determined on the basis of average shares outstanding during the period.

** Assumes reinvestment of dividends.

The accompanying notes are an integral part of these financial statements.

RANGER FUNDS INVESTMENT TRUST

RANGER MICRO CAP FUND

INSTITUTIONAL CLASS

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR AN INSTITUTIONAL CLASS SHARE OUTSTANDING THROUGHOUT THE PERIOD.

	Year Ended	Period Ended(b)
	7/31/2019	7/31/2018

Net Asset Value, At Beginning of Period/Year	$ 9.99	$ 10.00

Income (Loss) From Investment Operations:
Net Investment Loss *	(0.10)	(0.01)
Net Gain (Loss) On Securities (Realized And Unrealized)	0.59	0.00	***
Total From Investment Operations	0.49	(0.01)

Distributions:
Realized Gains	(0.03)	-
Total From Distributions	(0.03)	-

Net Asset Value, At End Of Period/Year	$ 10.45	$ 9.99

Total Return **	4.99%	(0.10)%	(c)

Ratios/Supplemental Data:
Net Assets At End Of Period/Year (Thousands)	$ 17,635	$ 14,666
Before Waivers
Ratio Of Expenses To Average Net Assets	1.78%	0.59%	(a)(c)
After Waivers
Ratio Of Expenses To Average Net Assets	1.50%	0.22%	(a)(c)
Ratio Of Net Investment Loss To Average Net Assets	(0.97)%	(0.09)%	(a)(c)
Portfolio Turnover	54.29%	3.05%	(c)

* Per share net investment income (loss) has been determined on the basis of average shares outstanding during the period.

** Assumes reinvestment of dividends.

*** Amount is less than $0.005.

(a) For period from 06/06/18 to 07/31/18.  For the total annual fund operating expenses after fee waiver and or reimbursement, please refer to the prospectus.

(b) Period June 6, 2018 (commencement of investment operations) through July 31, 2018.

(c) Not annualized

The accompanying notes are an integral part of these financial statements.

RANGER FUNDS INVESTMENT TRUST

RG TACTICAL MARKET NEUTRAL FUND

INSTITUTIONAL CLASS

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR AN INSTITUTIONAL CLASS SHARE OUTSTANDING THROUGHOUT THE PERIOD.

	Period Ended(b)
	7/31/2019

Net Asset Value, At Beginning of Period	$ 10.00

Income From Investment Operations:
Net Investment Loss *	-	***
Net Gain On Securities (Realized And Unrealized)	0.07
Total From Investment Operations	0.07

Distributions:
Realized Gains	-
Total From Distributions	-

Net Asset Value, At End Of Period	$ 10.07

Total Return **	0.70%	(c)

Ratios/Supplemental Data:
Net Assets At End Of Period (Thousands)	$ 3,632
Before Waivers
Ratio Of Expenses To Average Net Assets	2.15%	(a)(c)
After Waivers
Ratio Of Expenses To Average Net Assets	0.16%	(a)(c)
Ratio Of Net Investment Loss To Average Net Assets	(0.03)%	(a)(c)
Portfolio Turnover	0.00%	(c)

* Per share net investment income (loss) has been determined on the basis of average shares outstanding during the period.

** Assumes reinvestment of dividends.

*** Amount is less than $0.005.

(a) For period from 07/01/19 to 07/31/19.  For the total annual fund operating expenses after fee waiver and or reimbursement, please refer to the prospectus.

(b) Period July 1, 2019 (commencement of investment operations) through July 31, 2019.

(c) Not annualized

The accompanying notes are an integral part of these financial statements.

RANGER FUNDS INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS

JULY 31, 2019

Note 1. Organization

Ranger Funds Investment Trust (the “Trust”), is an open-end investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The affairs of the Trust are managed by the Trust’s Board of Trustees (the “Board”).  The Trust was organized on June 21, 2011, as a Delaware Statutory Trust. The Trust currently offers shares of beneficial interest (“shares”) of four series: Ranger Small Cap Fund, Ranger Quest for Income and Growth Fund, Ranger Micro Cap Fund, and RG Tactical Market Neutral Fund (individually “the Fund” and collectively the “Funds”). Ranger Small Cap Fund (“Small Cap Fund”) is a diversified portfolio with an investment objective of seeking long-term capital appreciation. Ranger Quest for Income and Growth Fund (“Income and Growth Fund”) is a diversified portfolio with an investment objective of seeking long term growth of capital while providing current income. Ranger Micro Cap Fund (“Micro Cap Fund”) is a diversified portfolio with an investment objective of seeking long-term capital appreciation. RG Tactical Market Neutral Fund (“Tactical Market Neutral Fund”) is a diversified portfolio with an investment objective of seeking long-term capital appreciation.  The Tactical Market Neutral Fund Institutional Class commenced investment operations on July 1, 2019.  Each Fund has Institutional Class Shares and Investor Class Shares; however, the Small Cap Fund, Micro Cap Fund, and Tactical Market Neutral Fund do not currently offer their Investor Class shares for sale. The Declaration of Trust permits the Board to create additional funds and share classes.

Ranger Investment Management, L.P. (“Ranger Investment”) serves as investment adviser to Small Cap Fund and Micro Cap Fund. Ranger International Management, L.P. (“Ranger International”) serves as investment adviser to Income and Growth Fund. RG Liquid Alts, L.P. (“RG Liquid Alts”) serves as investment adviser to the Tactical Market Neutral Fund. Ranger International, Ranger Investment, and RG Liquid Alts, are each referred to as an “Adviser,” and collectively as the “Advisers.”

Note 2.  Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Funds in the preparation of their financial statements.  The Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 “Financial Services – Investment Companies” including FASB Accounting Standard Update (“ASU”) 2013-08.

Fund-level income and expenses, and realized and unrealized capital gains and losses are allocated to each share class based on their relative net asset within the Funds. Class-specific expenses are allocated to that share class. Trust expenses for the Funds are allocated based on their relative net asset within the Trust or allocated based on the number of Funds within the Trust.

Security Valuations: All investments in securities, including securities sold short, are recorded at their estimated fair value, as described in Note 4.

RANGER FUNDS INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

JULY 31, 2019

Short Sales of Investments: The fund may engage in short sales of securities to realize appreciation when a security that the fund does not own declines in value. A short sale is a transaction in which the fund sells a security it does not own to a third party by borrowing the security in anticipation of purchasing the same security at the market price on a later date to close out the borrow and thus the short position. The price the fund pays at the later date may be more or less than the price at which the fund sold the security. If the price of the security sold short increases between the short sale and when the fund closes out the short sale, the fund will incur a loss, which is theoretically unlimited. The fund will realize a gain, which is limited to the price at which the fund sold the security short, if the security declines in value between those dates. Dividends on securities sold short are recorded as dividend expense for short sales in the Statement of operations. While the short position is open, the fund will post cash or liquid assets at least equal in value to the fair value of the securities sold short. While the short position is open, the fund will post cash or liquid assets at least equal in an amount which corresponds to (i) the internal policies of the broker lending the applicable securities, and additionally (ii)  Regulation T of the Board of Governors of the Federal Reserve System, FINRA Rule 4210, Regulation X of the Board of Governors of the Federal Reserve System and other applicable regulatory requirements. Interest related to the loan is included in interest expense for short sales in the Statement of operations. All collateral is marked to market daily. The fund may also be required to pledge on the books of the fund additional assets for the benefit of the security and cash lender. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities. Short positions, if any, are reported at value and listed after the fund’s portfolio. At the close of the reporting period, the value of the securities sold short amounted to $(2,749,863), the deposit with broker for securities sold short amounted to $2,722,539 and the fund posted collateral of $3,612,896. Collateral may include amounts related to unsettled trades.

Federal Income Taxes: Each Fund’s policy is to continue to comply with requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income as dividends to its shareholders.  The Funds intend to distribute their capital gains, if any, annually.  Therefore, no provision for federal income taxes is required.

The Funds recognize the tax benefits of certain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Throughout the year ended July 31, 2019, the officers of the Trust have analyzed the Funds’ tax positions, and have concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken in the Funds’ open tax years or expected to be taken in the Funds’ 2019 tax returns. The Funds identify their major tax jurisdictions as U.S. federal and certain state tax authorities; however, the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. As of, and during the year ended July 31, 2019, the Funds did not incur any interest or penalties.

Distributions to Shareholders: Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.  For

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financial reporting purposes the treatment of distributions made to shareholders during the year from net investment income, net realized capital, or return of capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gains for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes.  Any such reclassifications will have no effect on net assets, results of operations or net asset value per share of the Funds.

Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Investment transactions and related investment income: The Funds record security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statement and income tax purposes.  Dividend income is recognized on the ex-dividend date. Interest income is recognized on an accrual basis.

Return of Capital Estimates:  Distributions received from a Fund’s investments in Real Estate Investments Trusts (“REITs”) and Master Limited Partnerships (“MLPs”), generally are comprised of income and return of capital. The respective Fund records investment income and return of capital based on estimates. Such estimates are based on historical information available from each REIT, each MLP and other industry sources. These estimates may subsequently be revised based on information received from REITs and MLPs after their tax reporting periods are concluded.

Share Valuation:  The net asset value per share of each class of shares for Small Cap Fund, Income and Growth Fund, Micro Cap Fund, and Tactical Market Neutral Fund are calculated daily by dividing the total value of each Fund’s assets attributable to that class, less liabilities attributable to that class, by the number of shares of that class outstanding. The offering price and redemption price per share of each class of Small Cap Fund, Income and Growth Fund, Micro Cap Fund, and Tactical Market Neutral Fund is equal to the net asset value per share.

Share Class Accounting:  Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to each respective share class of the respective Fund on the basis of the daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

Each class of shares has proportionate rights as to assets of the respective Funds, and the classes are identical except for ongoing distribution fees. Investor Class shares are subject to distribution fees, whereas Institutional Class shares are not.  All classes have equal voting privileges, except where otherwise required by law or when the Trustees

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determine that the matter to be voted on affects only the interests of the shareholders of a particular class.

Translation of Foreign Currency: Assets and liabilities denominated in foreign currencies are translated into United States dollar amounts at the daily exchange rates.  Transactions denominated in foreign currencies, including purchases and sales of investments, and income and expenses, are translated into United States dollar amounts on the transaction date.  Adjustments arising from foreign currency transactions are reflected in the statement of operations.

The Funds do not isolate that portion of the results of operations arising from the effect of changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of investments held.  Such fluctuations are included in net realized and unrealized gain on investments in the statement of operations.

Guarantees and Indemnifications: In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown and would involve future claims against the Funds’ that have not yet occurred.  Based on experience, the Funds would expect the risk of loss to be remote.

Note 3. Risks

Micro, Small and Medium Capitalization Risk:  Micro, small or medium capitalization companies may be more at risk than large capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group.  The prices of securities of micro, small and medium capitalization companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected by changes in earnings results and investor expectations or poor economic or market conditions than large capitalization companies.  Securities of small and medium capitalization companies may underperform large capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate, and may offer greater potential for losses.

Foreign Exchange Rate Risk:  Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.

Equity Risk:  Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Micro Cap: An investment in the Micro Cap Fund is subject to a variety of risks, including the possible loss of investment capital. Additional risks associated with the Micro Cap Fund include, but are not limited to:

Micro Cap Company Risk; Equity Market Risk. Equity markets can be volatile and the prices of common stocks can fluctuate significantly. In addition, the Micro Cap Fund

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portfolio invests in micro capitalization companies, which may be subject to more abrupt or erratic market movements than those of larger, more established companies.

Liquidity Risk. Some micro cap securities may have few market-makers and low trading volume, which can increase transaction costs and may make it difficult or impossible for the Micro Cap Fund to dispose of a security position at all or at a price which represents current or fair market value.

ETF Tracking Risk:  Investment in the Micro Cap Fund should be made with the understanding that the passive ETFs in which the Micro Cap Fund invests will not be able to replicate exactly the performance of the indices they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. In addition, the passive ETFs in which the Micro Cap Fund invests will incur expenses not incurred by their applicable indices. Certain securities comprising the indices tracked by the passive ETFs may, from time to time, temporarily be unavailable, which may further impede the passive ETFs' ability to track their applicable indices.

A number of other risks are associated with an investment in the Micro Cap Fund, including: issuer specific risks, liquidity risks, and risks associated with the Investment Advisor’s judgment. Greater detail on each of the above stated risks may be found in the Fund’s prospectus.

Small Cap: An investment in the Small Cap Fund is subject to a variety of risks, including the possible loss of investment capital. Additional risks associated with the Small Cap Fund include, but are not limited to:

Small Cap Company Risk; Equity Market Risk. Equity markets can be volatile and the prices of common stocks can fluctuate significantly. In addition, the Small Cap Fund portfolio invests in small capitalization companies, which may be subject to more abrupt or erratic market movements than those of larger, more established companies.

Liquidity Risk. Some small cap securities may have few market-makers and low trading volume, which can increase transaction costs and may make it difficult or impossible for the Small Cap Fund to dispose of a security position at all or at a price which represents current or fair market value.

A number of other risks are associated with an investment in the Small Cap Fund, including: issuer specific risks, liquidity risks, and risks associated with the Investment Advisor’s judgment. Greater detail on each of the above stated risks may be found in the Fund’s prospectus.

Income & Growth: An investment in the Income & Growth Fund is subject to a variety of risks, including the possible loss of investment capital. Additional risks associated with the Income & Growth Fund include, but are not limited to:

Equity Market Risk. Equity markets can be volatile and the prices of common stocks can fluctuate significantly. In addition, the Income & Growth Fund may invest a portion of its

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portfolio in small and mid capitalization companies, which may be subject to more abrupt or erratic market movements than those of larger, more established companies.

Foreign Investment Risk. Investing in securities of foreign issuers involves risks not typically associated with U.S. investments, including risks relating to foreign currency values, adverse political, social and economic developments, trading liquidity, volatility, trading markets, taxation and withholding, and differing accounting, auditing and legal standards.

Master Limited Partnership Risks. An investment in MLP units involves certain risks which differ from an investment in the securities of a corporation. Holders of MLP units have limited control and voting rights on matters affecting the partnership. In addition, MLP units are subject to additional tax and/or regulatory risks, whereby changes in current regulation may cause a decline in value.

Preferred Stock Risk. Non-convertible preferred stock is primarily subject to interest rate risk and secondarily equity market risk. Convertible preferred stock is a hybrid that is subject to interest rate risk and an equity market risk which is more material than non-convertible preferred of the same issuer.

Real Estate Industry Risk. Real estate values rise and fall in response to a variety of factors, including local, regional and national economic conditions, interest rates and tax considerations. As such, REITs and other real estate linked securities may be volatile.

A number of other risks are associated with an investment in the Income & Growth Fund, including: issuer specific risks, liquidity risks, and risks associated with the Investment Advisor’s judgment. Greater detail on each of the above stated risks may be found in the Fund’s prospectus.

Tactical Market Neutral Fund: An investment in the Tactical Market Neutral Fund is subject to a variety of risks, including the possible loss of investment capital. Additional risks associated with the Tactical Market Neutral Fund include, but are not limited to:

Market Neutral Risk. The Tactical Market Neutral Fund uses short positions in combination with long positions in a market neutral strategy to try to neutralize exposure to the global stock market and capture a positive return, regardless of the direction of the market. The Tactical Market Neutral Fund’s market neutral strategy may result in greater losses or lower positive returns than if the Tactical Market Neutral Fund held only long positions, and the Tactical Market Neutral Fund’s short positions could result in unlimited losses. Although the Investment Adviser’s models were created to improve performance and to reduce overall portfolio risk, there is no guarantee that these models and the Tactical Market Neutral Fund’s market neutral strategy will be successful. The overall performance of the Tactical Market Neutral Fund depends on the net performance of its long and short positions, and it is possible for the Tactical Market Neutral Fund to experience a net loss across all positions. It is also possible that the Tactical Marker Neutral Fund’s long positions will decline in value at the same time that securities underlying the Tactical Market Neutral Fund’s short positions increase in value, thereby increasing potential losses to the Tactical Market Neutral Fund.  The Tactical Market

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Neutral Fund may execute parts of its market neutral strategy by investing across security types and/or geographic markets. This can increase the number of factors that could lead to a lack of correlation between the performance of the long and short positions and therefore result in losses on both sides of the strategy.

Equity Market Risk. Equity markets can be volatile and the prices of common stocks can fluctuate significantly. In addition, the Tactical Market Neutral Fund may invest a portion of its portfolio in small and mid capitalization companies, which may be subject to more abrupt or erratic market movements than those of larger, more established companies.

Foreign Investment Risk. Investing in securities of foreign issuers involves risks not typically associated with U.S. investments, including risks relating to foreign currency values, adverse political, social and economic developments, trading liquidity, volatility, trading markets, taxation and withholding, and differing accounting, auditing and legal standards.

Real Estate Industry Risk. Real estate values rise and fall in response to a variety of factors, including local, regional and national economic conditions, interest rates and tax considerations. As such, REITs and other real estate linked securities may be volatile.

Short Selling Risk.  If a security or other instrument sold short increases in price, the Tactical Market Neutral Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss. The Tactical Market Neutral Fund may have substantial short security positions and must borrow those securities to make delivery to the buyer. The Tactical Market Neutral Fund may not be able to borrow a security that it needs to deliver, or it may not be able to close out a short position at an acceptable price and may have to sell related long positions before it had intended to do so. Thus, the Tactical Market Neutral Fund may not be able to successfully implement its short sale strategy due to limited availability of desired securities or for other reasons.

The Tactical Market Neutral Fund also may be required to pay a commission and other transaction costs, which would increase the cost of the security sold short. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the commission, dividends, interest or expenses the Tactical Market Neutral Fund may be required to pay in connection with the short sale.

Until the Tactical Market Neutral Fund replaces a borrowed security, it is required to maintain a segregated account of cash or liquid assets with a broker or custodian to cover the Tactical Market Neutral Fund's short position. Generally, securities held in a segregated account cannot be sold unless they are replaced with other liquid assets. The Tactical Market Neutral Fund's ability to access the pledged collateral may also be impaired in the event the broker fails to comply with the terms of the contract. In such instances the Tactical Market Neutral Fund may not be able to substitute or sell the pledged collateral. Additionally, the Tactical Market Neutral Fund must maintain sufficient liquid assets (less any additional collateral pledged to the broker), marked-to-market daily, to cover the short sale obligations. This may limit the Tactical Market Neutral Fund's investment flexibility or other current obligations.

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Because losses on short sales arise from increases in the value of the security sold short, such losses are theoretically unlimited. By contrast, a loss on a long position arises from decreases in the value of the security and is limited by the fact that a security's value cannot go below zero.

Underlying Fund Risk.  Other investment companies including mutual funds, ETFs and closed-end funds (“Underlying Funds”) in which the Tactical Market Neutral Fund invests are subject to investment advisory and other expenses, which will be indirectly paid by the Fund.  As a result, the cost of investing in the Tactical Market Neutral Fund will be higher than the cost of investing directly in the Underlying Funds and may be higher than other mutual funds that invest directly in stocks and bonds.  Each of the Underlying Funds is subject to its own specific risks, but the Adviser expects the principal investments risks of such Underlying Funds will be similar to the risks of investing in the Tactical Market Neutral Fund. Additional risks of investing in ETFs and mutual funds are described below:

ETF Tracking Risk:  Investment in the Tactical Market Neutral Fund should be made with the understanding that the passive ETFs in which the Tactical Market Neutral Fund invests will not be able to replicate exactly the performance of the indices they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. In addition, the passive ETFs in which the Tactical Market Neutral Fund invests will incur expenses not incurred by their applicable indices. Certain securities comprising the indices tracked by the passive ETFs may, from time to time, temporarily be unavailable, which may further impede the passive ETFs' ability to track their applicable indices.

Management Risk:  When the Tactical Market Neutral Fund invests in Underlying Funds there is a risk that the investment advisers of those Underlying Funds may make investment decisions that are detrimental to the performance of the Tactical Market Neutral Fund.

Mutual Fund Risk.  Mutual funds are subject to investment advisory and other expenses, which will be indirectly paid by the Tactical Market Neutral Fund.  As a result, your cost of investing will be higher than the cost of investing directly in a mutual fund and may be higher than other mutual funds that invest directly in stocks and bonds.  Mutual funds are also subject management risk because the adviser to the underlying mutual fund may be unsuccessful in meeting the mutual fund's investment objective and may temporarily pursue strategies which are inconsistent with the Tactical Market Neutral Fund's investment objective.

Net Asset Value and Market Price Risk:  The market value of ETF shares may differ from their net asset value. This difference in price may be due to the fact that the supply and demand in the market for fund shares at any point in time is not always identical to the supply and demand in the market for the underlying basket of securities. Accordingly, there may be times when shares trade at a premium or discount to net asset value.

Strategies Risk:  Each Underlying Fund is subject to specific risks, depending on the nature of the underlying Fund. These risks could include liquidity risk, sector risk, and

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foreign currency risk, as well as risks associated with fixed income securities and commodities.

A number of other risks are associated with an investment in the Tactical Market Neutral Fund, including: issuer specific risks, liquidity risks, and risks associated with the Investment Advisor’s judgment. Greater detail on each of the above stated risks may be found in the prospectus.

Note 4. Security Valuations

As described in Note 2, all investments are recorded at their estimated fair value. The Funds utilize various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuating the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Fair Value Measurements:  A description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis follows.

Equity securities (common stock including ADRs, preferred stock, exchange traded funds and real estate investment trusts) - Equity securities are valued by using market

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quotations furnished by a pricing service when the Advisers believe such prices accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange are valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the-counter market are valued by the pricing service at the NASDAQ Official Closing Price. Generally, if the security is traded in an active market and is valued at the last sale price, the security is categorized as a Level 1 security. When the security position is not considered to be part of an active market or when the security is valued at the bid price, the position is generally categorized as a Level 2 security. When market quotations are not readily available, when the Advisers determine that the market quotation or the price provided by the pricing service does not accurately reflect the current market value or when restricted or illiquid securities are being valued, such securities are valued at fair value as determined by the Adviser in good faith, in accordance with guidelines adopted by and subject to review of the Board of Trustees and are categorized as Level 3.

The Income and Growth Fund may invest in publicly traded partnership interests (“PTPs”) and MLPs, a subset of PTPs.  PTPs are limited partnerships, the interests in which are known as “units.” PTP units typically trade publicly, like common stocks, and thus may provide the investor more liquidity than ordinary limited partnerships.  Generally, these securities will be classified as Level 1 of value hierarchy.

Money market funds are generally priced at the ending NAV provided by service agent of the Funds. These securities will be classified as Level 1 of the value hierarchy.

The following table presents information about the Small Cap Fund’s investments measured at fair value as of July 31, 2019:

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$24,737,304	$ -	$ -	$24,737,304
Short-Term Investment	1,184,603	-	-	1,184,603
Total	$25,921,907	$ -	$ -	$25,921,907

The following table presents information about the Income and Growth Fund’s investments measured at fair value as of July 31, 2019:

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$10,389,216	$ -	$ -	$10,389,216
Real Estate Investment Trusts	2,881,769	-	-	2,881,769
Preferred Stocks	141,458	-	-	141,458
Master Limited Partnerships & Publicly Traded Partnerships	677,815	-	-	677,815
Short-Term Investment	118,265	-	-	118,265
Total	$14,208,523	$ -	$ -	$14,208,523

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The following table presents information about the Micro Cap Fund’s investments measured at fair value as of July 31, 2019:

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$16,346,482	$ -	$ -	$16,346,482
Exchange Traded Fund	539,248	-	-	539,248
Short-Term Investment	850,743	-	-	850,743
Total	$17,736,473	$ -	$ -	$17,736,473

The following table presents information about the Tactical Market Neutral Fund’s investments measured at fair value as of July 31, 2019:

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$ 2,746,690	$ -	$ -	$ 2,746,690
Real Estate Investment Trusts	557,843	-	-	557,843
Exchange Traded Funds	352,404	-	-	352,404
Short-Term Investment	32,142	-	-	32,142
Total	$ 3,689,079	$ -	$ -	$ 3,689,079

Liabilities	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$ (2,749,863)	$ -	$ -	$ (2,749,863)
Total	$ (2,749,863)	$ -	$ -	$ (2,749,863)

The Funds did not hold any Level 2 or Level 3 assets as of July 31, 2019.  Therefore a reconciliation of assets in which significant unobservable inputs were used in determining fair value is not applicable. For more detail on the investments, please refer to the Schedules of Investments.  The Funds also did not have transfers into or out of Level 1, Level 2 or Level 3 during the year ended July 31, 2019.  The Funds consider transfers into and out of Level 1 and Level 2 as of the end of the reporting period. The Funds did not hold any derivative instruments at any time during the year ended July 31, 2019.

Note 5. Investment Advisory Fee and Other Transactions with Affiliates

Pursuant to the Investment Management Agreements (“Advisory Agreements”) between the applicable Adviser and the Trust, Ranger Investment and Ranger International, respectively, are entitled to investment advisory fees, computed daily and payable monthly, of 1.00% per annum of the average daily net assets of Small Cap Fund and Income and Growth Fund, respectively.  Pursuant to the Advisory Agreement, Ranger Investment is entitled to investment advisory fees, computed daily and payable monthly, of 1.25% per annum of the average daily net assets of Micro Cap Fund. Pursuant to the Advisory Agreement, RG Liquid Alts is entitled to investment advisory fees, computed daily and payable monthly, of 1.75% per annum of the average daily net assets of Tactical Market Neutral Fund. For the year ended July 31, 2019, the Advisers earned $246,746, $146,251, and $197,905 from the Small Cap Fund, Income and Growth Fund, and Micro Cap Fund, respectively.  For the period July 1, 2019 (commencement of investment operations) through July 31, 2019, the Adviser earned $2,169 from the

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Tactical Market Neutral Fund.   For the year ended July 31, 2019, the Advisers waived $70,628, $79,043, and $44,666 in fees from the Small Cap Fund, Income and Growth Fund, and Micro Cap Fund, respectively.  For the period July 1, 2019 (commencement of investment operations) through July 31, 2019, the Adviser waived or reimbursed $31,287 in fees from the Tactical Market Neutral Fund.  At July 31, 2019, the Advisers were owed $20,744, $7,281, $14,909, and $382 from the Small Cap Fund, Income and Growth Fund, Micro Cap Fund, and Tactical Market Neutral Fund, respectively.

Ranger Investment and Ranger International have each entered into an Expense Limitation Agreement with the Trust (the “Expense Limitation Agreements”), whereby the Advisers have agreed to reduce their fees and reimburse expenses so that the Net Annual Operating Expenses (exclusive of any Rule 12b-1 fees, acquired fund fees and expenses, distribution or shareholder servicing fees, brokerage commissions, interest, taxes and extraordinary expenses) of Small Cap Fund and Income and Growth Fund will not exceed 1.10% and 1.10%, respectively, until November 30, 2019.  Ranger Investment has contractually agreed to reduce its fees and to reimburse expenses, at least until November 30, 2019, to ensure that total annual Micro Cap Fund operating expenses after fee waiver and/or reimbursement (exclusive of any Rule 12b-1 distribution or shareholder servicing fees, taxes, interest, brokerage commissions, Acquired Fund Fees and Expenses, or extraordinary expenses such as litigation) will not exceed 1.50% of average daily net assets. RG Liquid Alts has contractually agreed to reduce its fees and to reimburse expenses, at least until June 30, 2020, to ensure that total annual Tactical Market Neutral Fund operating expenses after fee waiver and/or reimbursement (exclusive of any Rule 12b-1 distribution or shareholder servicing fees, taxes, interest, brokerage commissions, Acquired Fund Fees and Expenses, or extraordinary expenses such as litigation) will not exceed 1.99% of average daily net assets.  Each Adviser may recoup any waived or reimbursed amount from each respective Fund pursuant to these Expense Limitation Agreements if such reimbursement does not cause the respective Fund to exceed existing expense limitations and the reimbursement is made within three years after the respective adviser incurred the expenses.  As of July 31, 2019, Ranger Investment is entitled to recapture $220,317 in expenses pursuant to the Expense Limitation Agreement from the Small Cap Fund.  As of July 31, 2019, Ranger International is entitled to recapture $247,003 in expenses pursuant to the Expense Limitation Agreement from the Income and Growth Fund.  As of July 31, 2019, Ranger Investment is entitled to recapture $68,520 in expenses pursuant to the Expense Limitation Agreement from the Micro Cap Fund. As of July 31, 2019, RG Liquid Alts is entitled to recapture $31,287 in expenses pursuant to the Expense Limitation Agreement from the Tactical Market Neutral Fund.

Fiscal Year Ended	Recoverable Through	Small Cap Fund	Income and Growth Fund	Micro Cap Fund	Tactical Market Neutral Fund
July 31, 2017	July 31, 2020	$ 72,626	$ 83,583	N/A	N/A
July 31, 2018	July 31, 2021	$ 77,063	$ 84,377	$ 23,854	N/A
July 31, 2019	July 31, 2022	$ 70,628	$ 79,043	$ 44,666	$ 31,287

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Each Trustee who is not affiliated with the Trust and/or the Advisers will receive an annual fee of $2,500, as well as reimbursement for any reasonable expenses incurred attending the meetings.   The “interested person” who serves as Trustee of the Trust receives no compensation for his services as a Trustee.  None of the executive officers receive compensation from the Trust.

Note 6. Agreements

Transfer Agent Agreement and Accounting Services Agreement:  Mutual Shareholder Services, LLC (“MSS”) serves as Transfer Agent to each Fund, pursuant to a Transfer Agent Agreement with the Trust. Under the Transfer Agent Agreement, MSS provides all of the customary services of a transfer agent and dividend disbursing agent.

In addition, MSS provides accounting services to the Funds pursuant to an Accounting Services Agreement with the Trust.   As such, MSS provides all necessary administration, bookkeeping and pricing services to each Fund.

For the services rendered to the Funds pursuant to the Transfer Agent Agreement and Accounting Services Agreement, each Fund pays MSS an annual fee based on the average net asset value of the Fund. Each Fund receives a discount depending on the net assets of the Fund. For the year ended July 31, 2019, the Small Cap Fund, Income and Growth Fund, and Micro Cap Fund incurred $35,298, $36,984, and $31,423 in Transfer Agent and Accounting fees, respectively.  For the period July 1, 2019 (commencement of investment operations) through July 31, 2019, the Tactical Market Neutral Fund incurred $1,000 in Transfer Agent and Accounting fees.  As of July 31, 2019, the Small Cap Fund, Income and Growth Fund, Micro Cap Fund, and Tactical Market Neutral Fund owed $2,650, $3,082, $2,650, and $1,000 in Transfer Agent and Accounting fees, respectively.  The Transfer Agent and Accounting fees are included in the Other Expenses Liability.

12b-1 Plan and Distribution Agreement: The Trust, on behalf of the Funds, has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “Plan”).  The Plan permits Investor Class shares of each Fund to pay for certain distribution and promotion expenses related to marketing shares of the Fund. The amount payable annually by each Fund’s Investor Class is 0.25% of its respective average daily net assets.   Institutional Class shares of the Funds are not subject to a 12b-1 fee and do not have a Rule 12b-1 plan. Under the Plan, the Trust may engage in any activities related to the distribution of Fund shares.

Rafferty Capital Markets, LLC served as the principal underwriter and national distributor for the shares of the Trust,  until November 10, 2017.   As of November 10, 2017, Foreside Fund Services, LLC (the "Distributor") serves as the principal underwriter and national distributor for the shares of the Trust pursuant to a distribution agreement with the Trust (the "Distribution Agreement"). The Trust and the Advisers are not affiliated with the Distributor, or Rafferty Capital Markets, LLC.

For the year ended July 31, 2019, the Income and Growth Fund, Investor Class shares, accrued $2,859 in distribution fees.  At July 31, 2019, the Income and Growth Fund, Investor Class shares, owed $172 in distribution fees.

RANGER FUNDS INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

JULY 31, 2019

Note 7. Capital Share Transactions

At July 31, 2019, there were unlimited shares authorized at no par value for the Trust (which includes the Small Cap Fund, Income and Growth Fund, Micro Cap Fund, and Tactical Market Neutral Fund).  Paid in capital for the year ended July 31, 2019 amounted to $19,838,805, $12,944,252, $17,548,528, and $3,619,720 for the Small Cap Fund, Income and Growth Fund, Micro Cap Fund, and Tactical Market Neutral Fund, respectively.  The following table summarizes transactions in capital for each respective period or year:

Small Cap Fund – Institutional Class	Year Ended July 31, 2019		Year Ended July 31, 2018
	Shares	Amount	Shares	Amount
Shares Sold	201,410	$ 3,534,700	199,525	$ 3,752,492
Shares Reinvested	127,214	1,767,006	57,758	1,029,828
Shares Redeemed	(250,483)	(4,314,732)	(208,260)	(3,915,319)
Net Increase	78,141	$ 986,974	49,023	$867,001

Income and Growth Fund – Investor Class	Year Ended July 31, 2019		Year Ended July 31, 2018
	Shares	Amount	Shares	Amount
Shares Sold	7,764	$ 93,400	12,138	$ 151,781
Shares Reinvested	4,403	52,913	4,572	56,835
Shares Redeemed	(19,850)	(242,922)	(22,796)	(290,836)
Net Decrease	(7,683)	$(96,609)	(6,086)	$(82,220)

Income and Growth Fund – Institutional Class	Year Ended July 31, 2019		Year Ended July 31, 2018
	Shares	Amount	Shares	Amount
Shares Sold	62,191	$735,311	177,151	$2,288,117
Shares Reinvested	47,844	581,021	51,157	641,491
Shares Redeemed	(343,350)	(4,253,470)	(164,973)	(2,098,169)
Net Increase (Decrease)	(233,315)	$(2,937,138)	63,335	$ 831,439

Micro Cap Fund – Institutional Class	Year Ended July 31, 2019		For the Period June 6, 2018 (Commencement of Investment Operations) through July 31, 2018
	Shares	Amount	Shares	Amount
Shares Sold	229,020	$ 2,274,092	1,467,639	$15,442,064
Shares Reinvested	5,846	48,817	-	-
Shares Redeemed	(15,314)	(151,427)	(-)	(-)
Net Increase	219,552	$2,171,482	1,467,639	$15,442,064

RANGER FUNDS INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

JULY 31, 2019

Tactical Market Neutral Fund – Institutional Class	For the Period July 1, 2019 (Commencement of Investment Operations) through July 31, 2019
	Shares	Amount
Shares Sold	394,742	$3,960,571
Shares Reinvested	-	-
Shares Redeemed	(33,993)	(340,851)
Net Increase	360,749	$3,619,720

The Small Cap Fund, Micro Cap Fund, and Tactical Market Neutral Fund have not issued Investor Class shares.

Note 8. Investments

Small Cap Fund

For the year ended July 31, 2019, the cost of purchases and the proceeds from sales, other than U.S. Government securities and short-term securities, aggregated $16,093,835 and $18,061,868, respectively.

Income and Growth Fund

For the year ended July 31, 2019, the cost of purchases and the proceeds from sales, other than U.S. Government securities and short-term securities, aggregated $4,540,303 and $7,237,763, respectively.

Micro Cap Fund

For the year ended July 31, 2019, the cost of purchases and the proceeds from sales, other than U.S. Government securities and short-term securities, aggregated $10,516,479 and $8,364,324, respectively.

Tactical Market Neutral Fund

For the period July 1, 2019 (commencement of investment operations) through July 31, 2019, the cost of purchases and the proceeds from sales, other than U.S. Government securities, short-term securities and securities sold short, aggregated $3,610,636 and $0, respectively. Purchases and sales of securities sold short aggregated $0 and $2,716,039, respectively.

Note 9. Federal Income Taxes

Small Cap Fund

During the year ended July 31, 2019, a long-term capital gain distribution of $2.18383 per share, and a short-term capital gain distribution of $0.09433 per share, was paid on December 28, 2018, for shareholders on record as of December 27, 2018, for a total distribution of $3,067,031.

RANGER FUNDS INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

JULY 31, 2019

The tax character of distributions paid during the year ended July 31, 2019, was as follows:

Capital Gain

$ 2,940,031

Ordinary Income

$    127,000

During the year ended July 31, 2018, a long-term capital gain distribution of $1.367292 per share, and a short-term capital gain distribution of $0.063486 per share, was paid on December 28, 2017, for shareholders on record as of December 27, 2017, for a total distribution of $1,883,290.

The tax character of distributions paid during the year ended July 31, 2018, was as follows:

Capital Gain

$ 1,799,725

Ordinary Income

$      83,565

As of July 31, 2019, for tax purposes the Small Cap Fund’s undistributed net investment loss was $20,333 Additionally, the Small Cap Fund has elected to defer 2018 post October capital losses of $175,344, and its accumulated net realized gain on investments is $1,134,587.  The Small Cap Fund adjusts certain components of capital to reflect permanent differences between financial statement amounts and net income and realized gains/losses determined in accordance with income tax rules.  In addition, the Small Cap Fund may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as a part of the dividends paid deduction for income tax purposes.  These reclassifications have no effect on net assets or net asset values per share.  Accordingly, during the year ended July 31, 2019, amounts have been reclassified to reflect an increase in distributable earning of $115,744, and a corresponding decrease in accumulated paid in capital of $115,744, which primarily resulted from net operating losses.

Income and Growth Fund

Investor Class

During the year ended July 31, 2019, an ordinary income distribution of $0.11176 per share, return of capital of $0.03074 per share was paid on September 27, 2018, for shareholders on record as of September 26, 2018 for a total distribution of $13,542.  An ordinary income distribution of $0.08078 per share, a return of capital distribution of $0.06652 per share, were paid on December 28, 2018, for shareholders on record as of December 27, 2018, for a total distribution of $13,249.  An ordinary income distribution of $0.09714 per share, a return of capital distribution of $0.03726 per share, were paid on March 28, 2019, for shareholders on record as of March 27, 2019, for a total distribution of $12,285.  An ordinary income distribution of $0.1478 per share was paid on June 27, 2019, for shareholders on record as of June 26, 2019, for a total distribution of $13,837.

RANGER FUNDS INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

JULY 31, 2019

The tax character of distributions paid during the year ended July 31, 2019, was as follows:

Ordinary Income

$   40,603

Return of Capital

$   12,310

During the year ended July 31, 2018, an ordinary income distribution of $0.1350 per share, was paid on September 28, 2017, for shareholders on record as of September 27, 2017 for a total distribution of $14,030.  An ordinary income distribution of $0.078048 per share, and a return of capital distribution of $0.061952 per share were paid on December 28, 2017, for shareholders on record as of December 27, 2017, for a total distribution of $14,813.  An ordinary income distribution of $0.09335 per share, a return of capital distribution of $0.04665 per share, were paid on March 28, 2018, for shareholders on record as of March 27, 2018, for a total distribution of $14,297.  An ordinary income distribution of $0.12818 per share, a return of capital distribution of $0.01282 per share, were paid on June 28, 2018, for shareholders on record as of June 27, 2018, for a total distribution of $13,695.

The tax character of distributions paid during the year ended July 31, 2018, was as follows:

Ordinary Income

$   44,271

Return of Capital

$   12,564

Institutional Class

During the year ended July 31, 2019, an ordinary income distribution of $0.13015 per share, return of capital of $0.01235 per share was paid on September 27, 2018, for shareholders on record as of September 26, 2018 for a total distribution of $159,094.  An ordinary income distribution of $0.09746 per share, a return of capital distribution of $0.04984 per share, were paid on December 28, 2018, for shareholders on record as of December 27, 2018, for a total distribution of $166,048.  An ordinary income distribution of $0.09711 per share, a return of capital distribution of $0.03729 per share, were paid on March 28, 2019, for shareholders on record as of March 27, 2019, for a total distribution of $136,909.  An ordinary income distribution of $0.1478 per share was paid on June 27, 2019, for shareholders on record as of June 26, 2019, for a total distribution of $151,060.

The tax character of distributions paid during the year ended July 31, 2019, was as follows:

Ordinary Income

$ 505,153

Return of Capital

$ 107,958

During the year ended July 31, 2018, an ordinary income distribution of $0.1350 per share, was paid on September 28, 2017, for shareholders on record as of September 27, 2017 for a total distribution of $156,219.  An ordinary income distribution of $0.086448 per share, and a return of capital distribution of $0.053552 per share were paid on December 28, 2017, for shareholders on record as of December 27, 2017, for a total

RANGER FUNDS INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

JULY 31, 2019

distribution of $165,481.  An ordinary income distribution of $0.10364 per share, a return of capital distribution of $0.03636 per share, were paid on March 28, 2018, for shareholders on record as of March 27, 2018, for a total distribution of $177,062.  An ordinary income distribution of $0.11912 per share, a return of capital distribution of $0.02188 per share, were paid on June 28, 2018, for shareholders on record as of June 27, 2018, for a total distribution of $175,120.

The tax character of distributions paid during the year ended July 31, 2018, was as follows:

Ordinary Income

$   537,423

Return of Capital

$   136,459

As of July 31, 2019, for tax purposes the Income and Growth Fund’s accumulated net investment loss was $936,010, which includes $876,441 of short term capital loss. Additionally, the Income and Growth Fund has elected to defer 2018 post October capital losses of $169,314, and its accumulated net realized gain on investments is $0.  The Income and Growth Fund adjusts certain components of capital to reflect permanent differences between financial statement amounts and net income and realized gains/losses determined in accordance with income tax rules. These reclassifications have no effect on net assets or net asset values per share.

Micro Cap Fund

During the year ended July 31, 2019, an ordinary income distribution of $0.03085 per share, was paid on December 28, 2018, for shareholders on record as of December 27, 2018, for a total distribution of $48,817.

The tax character of distributions paid during the year ended July 31, 2019, was as follows:

Ordinary Income

                $ 48,817

No distributions were paid from June 6, 2018 (commencement of investment operations) through July 31, 2018.

As of July 31, 2019, for tax purposes the Micro Cap Fund’s undistributed net investment loss was $27,100. Additionally, the Micro Cap Fund has elected to defer 2018 post October capital losses of $395,239, and its accumulated net realized gain on investments is $0.  The Micro Cap Fund adjusts certain components of capital to reflect permanent differences between financial statement amounts and net income and realized gains/losses determined in accordance with income tax rules.  In addition, the Micro Cap Fund may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as a part of the dividends paid deduction for income tax purposes.  These reclassifications have no effect on net assets or net asset values per share.  Accordingly, during the year ended July 31, 2019, amounts have been reclassified to reflect an increase in distributable earning of

RANGER FUNDS INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

JULY 31, 2019

$65,018, and a corresponding decrease in accumulated paid in capital of $65,018,  which primarily resulted from net operating losses.

Tactical Market Neutral Fund

No distributions were paid from July 1, 2019 (commencement of investment operations) through July 31, 2019.

As of July 31, 2019, for tax purposes the Tactical Market Neutral Fund’s undistributed net investment loss was $506. Additionally, the Tactical Market Neutral Fund has elected to defer 2018 post October capital losses of $0, and its accumulated net realized gain on investments is $30.  The Tactical Market Neutral Fund adjusts certain components of capital to reflect permanent differences between financial statement amounts and net income and realized gains/losses determined in accordance with income tax rules.  In addition, the Tactical Market Neutral Fund may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as a part of the dividends paid deduction for income tax purposes.  These reclassifications have no effect on net assets or net asset values per share.

Note 10. Control Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the 1940 Act.  As of July 31, 2019, R. E. Smith Sub S Trust held approximately 39.47% of the voting securities of the Small Cap Fund and may be deemed to control the Small Cap Fund.  As of July 31, 2019, Charles Schwab & Co., Inc. held in omnibus accounts for the benefit of others, approximately 74.20% of the voting securities of the Income and Growth Fund and may be deemed to control the Income and Growth Fund.  As of July 31, 2019, Little Woody Ltd. held approximately 26.75% of the voting securities of the Micro Cap Fund and may be deemed to control the Micro Cap Fund.  As of July 31, 2019, Dortmund Ltd. held approximately 25.95% of the voting securities of the Micro Cap Fund and may be deemed to control the Micro Cap Fund. As of July 31, 2019, Ameritrade, Inc. held in omnibus accounts for the benefits of others, approximately 77.87% of the voting securities of the Tactical Market Neutral Fund and may be deemed to control the Tactical Market Neutral Fund.

Note 11. New Accounting Pronouncements

In August 2018, the Securities and Exchange Commission (the “SEC”) adopted regulations that eliminated or amended disclosure requirements that were redundant or outdated in light of changes in SEC requirements, GAAP, International Financial Reporting Standards, or changes in technology or the business environment.  These regulations were effective November 5, 2018, and each Fund is complying with them effective with these financial statements.

RANGER FUNDS INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

JULY 31, 2019

In August 2018, FASB issued ASU No. 2018-13 (“ASU 2018-13”), “Disclosure Framework – Changes to the Disclosure requirements for Fair Value Measurement,” which amends the fair value measurement disclosure requirements of ASC Topic 820 (“ASC 820”), “Fair Value Measurement.”  ASU 2018-13 includes new, eliminated, and modified disclosure requirements for ASC 820.  In addition, ASU 2018-13 clarifies that materiality is an appropriate consideration of entities when evaluating disclosure requirements.  ASU 2018-13 is effective for all entities for fiscal years beginning after December 15, 2019, including interim periods therein.  Early adoption is permitted and each Fund has adopted ASU 2018-13 with these financial statements.

On October 4, 2018, the SEC amended Regulation S-X to require certain disclosure requirements to conform them to US Generally Accepted Accounting Principles for investment companies. Effective November 5, 2018, the Fund’s adopted disclosure requirement changes for Regulation S-X and these changes are reflected throughout this report. The Fund’s adoption of those amendments, effective with the financial statements prepared as of July 31, 2019, had no effect on the Funds’ net assets or results of operations.

Note 12. Subsequent Events

Management has evaluated the impact of all subsequent events on the Funds through the issuance of these financial statements and has noted no such events requiring disclosure.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

Ranger Funds Investment Trust:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Ranger Small Cap Fund, Ranger Quest for Income and Growth Fund, Ranger Micro Cap Fund, and RG Tactical Market Neutral Fund (collectively, the Funds), each a series of Ranger Funds Investment Trust, including the schedules of investments, as of July 31, 2019, the related statements of operations for the year then ended, except for RG Tactical Market Neutral Fund which is for the period from July 1, 2019 (commencement of operations) to July 31, 2019, the statements of changes in net assets for each of the years in the two-year period then ended, except for Ranger Micro Cap Fund which is for the year then ended and the period from June 6, 2018 (commencement of operations) to July 31, 2018, and for RG Tactical Market Neutral Fund which is for the period from July 1, 2019 (commencement of operations) to July 31, 2019, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of July 31, 2019, the results of their operations for the year or period from the commencement of operations to July 31, 2019, the changes in their net assets for each of the years or periods from the commencement of operations in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of July 31, 2019, by correspondence with custodians and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Ranger Funds investment companies since 2014.

Denver, Colorado
September 24, 2019

RANGER FUNDS INVESTMENT TRUST

EXPENSE ILLUSTRATION

JULY 31, 2019 (UNAUDITED)

Expense Example

As a shareholder of the Funds, you incur ongoing costs, which typically consist of management fees, 12b-1 fees, and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six month period, February 1, 2019 through July 31, 2019 for Ranger Small Cap Fund, and Ranger Quest for Income & Growth Fund, Investor Class and Institutional Class, and Ranger Micro Cap Fund, and the actual period of July 1, 2019 through July 31, 2019, for the RG Tactical Market Neutral Fund.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in these funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Small Cap Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	February 1, 2019	July 31, 2019	February 1, 2019 to July 31, 2019

Actual	$1,000.00	$1,136.77	$5.83
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,019.34	$5.51

* Expenses are equal to the Fund's annualized expense ratio of 1.10%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

RANGER FUNDS INVESTMENT TRUST

EXPENSE ILLUSTRATION (CONTINUED)

JULY 31, 2019 (UNAUDITED)

Income and Growth Fund - Investor Class

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	February 1, 2019	July 31, 2019	February 1, 2019 to July 31, 2019

Actual	$1,000.00	$1,105.20	$7.05
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,018.10	$6.76

* Expenses are equal to the Fund's annualized expense ratio of 1.35%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Income and Growth Fund - Institutional Class

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	February 1, 2019	July 31, 2019	February 1, 2019 to July 31, 2019

Actual	$1,000.00	$1,106.49	$5.75
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,019.34	$5.51

* Expenses are equal to the Fund's annualized expense ratio of 1.10%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Micro Cap Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	February 1, 2019	July 31, 2019	February 1, 2019 to July 31, 2019

Actual	$1,000.00	$1,123.66	$7.90
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,017.36	$7.50

* Expenses are equal to the Fund's annualized expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

RANGER FUNDS INVESTMENT TRUST

EXPENSE ILLUSTRATION (CONTINUED)

JULY 31, 2019 (UNAUDITED)

Tactical Market Neutral Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	February 1, 2019	July 31, 2019	February 1, 2019 to July 31, 2019

Actual	$1,000.00	$1,007.00	$9.90
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,014.93	$9.94

* Expenses are equal to the Fund's annualized expense ratio of 1.99%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Tactical Market Neutral Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	July 1, 2019	July 31, 2019	July 1, 2019 to July 31, 2019

Actual	$1,000.00	$1,007.00	$1.70
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,002.56	$1.69

* Expenses are equal to the Fund's annualized expense ratio of 1.99%, multiplied by the average account value over the period, multiplied by 31/365 (to reflect the actual period of July 1, 2019 through July 31, 2019).

RANGER FUNDS INVESTMENT TRUST

TRUSTEES & OFFICERS

JULY 31, 2019 (UNAUDITED)

Information about Trustees and Officers who are “interested persons” of the Trust as defined under the 1940 Act, and each officer of the Trust, including their principal occupations during the past five years, is as follows:

Name, Address* and Year of Birth	Position/Term of Office**	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex *** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Jason Christopher Elliott Year of Birth: 1970	Trustee, Chairman (since September 2011)	Manager, Ranger Capital Group, L.L.C. (since 2005).	4	Director, Fiberforge Corp. (2000- 2013) (Carbon fiber technology)
Kenneth Scott Canon Year of Birth: 1962	President (since September 2011)	President, Ranger Capital Group Holdings, L.P. (since 2001)	N/A	N/A
Nimrod Hacker Year of Birth: 1968	Secretary (since September 2011)	General Counsel, Ranger Capital Group Holdings, L.P. (since 2001)	N/A	N/A
Joseph W. Thompson Year of Birth: 1959	Treasurer (since September 2011)	COO/CFO, Ranger Capital Group Holdings, L.P. (since 2002)	N/A	N/A
Mark Hasbani Year of Birth: 1988	Chief Compliance Officer (since June 2018)

Deputy Chief Compliance Officer, Ranger Capital Group Holdings, L.P. (since October 2017 to Present)

Senior Associate, Blue River Partners, LLC, a compliance consulting firm for investment advisers (January 2016 to June 2017) Credit Risk Officer, State Street (May 2015 to November 2015) Compliance Analyst, State Street (November 2014 to May 2015)

Law Clerk, Donoghue, Barrett & Singal (October 2013 to August 2014)

Information about Trustees who are not “interested persons” of the Trust as defined under the 1940 Act, including their principal occupations during the past five years, is as follows:

Name, Address* and Year of Birth	Position/Term of Office**	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex*** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Curtis A. Hite Year of Birth: 1969	Independent Trustee (since September 2011)	CEO, Improving Holdco, Inc. (since July 2018) and CEO, Improving Holdings LLC (2007- July 2018), a technology consulting company.	4	None
Benjamin C. Bell, Jr. Year of Birth: 1959	Independent Trustee (since March 2014)	President, Southwest Region, The Signatry, a non-profit Christian foundation (since November 2018); CEO, Christmas Morning Interests, Inc., a consulting company (since 1997); Managing Member, William K. Woodruff & Co, LLC, a registered investment adviser (2009-2018).	4	None

* The address for each Trustee is c/o Ranger, 2828 N. Harwood Street, Suite 1900, Dallas, Texas 75201.

** The term of office for each Trustee and Officer listed above will continue indefinitely.

** *The term “Fund Complex” refers to Ranger Funds Investment Trust.

RANGER FUNDS INVESTMENT TRUST

ADDITIONAL INFORMATION

JULY 31, 2019 (UNAUDITED)

 Information Regarding Proxy Voting

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted proxies during the most recent 12-month period ended June 30, are available without charge upon request by (1) calling the Funds at (866) 458-4744 and (2) from Fund documents filed with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov.

Information Regarding Portfolio Holdings

The Funds file a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-Q.  The Funds’ first and third fiscal quarters end on April 30 and October 31. The Funds’ Form N-Q’s are available on the SEC’s website at http://sec.gov.  You may also obtain copies by calling the Funds at 1-866-458-4744.

Information Regarding Statement of Additional Information

The Statement of Additional Information includes additional information about the Trustees and is available without charge upon request, by calling toll free at 1-866-458-4744.

Approval of Management Agreements

The Board of Trustees (the "Board" or "Trustees") considered the approval of a management agreement with RG Liquid Alts, LP, the RG  Tactical Market Neutral Fund's investment adviser at an in person meeting held on May 23, 2019.  The Trustees review included, but was not limited to the following factors: (i) the investment performance of a fund and its adviser; (ii) the nature, extent and quality of the services provided by the adviser to a fund; (iii) the cost of the services to be provided and the profits to be realized by the adviser and its affiliates from the relationship with a fund; (iv) the extent to which economies of scale will be realized as a fund grows; and (v) whether the fee levels reflect these economies of scale to the benefit of fund shareholders. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the advisory agreements.

RG Tactical Market Neutral Fund – Agreement with RG Liquid Alts, LP

The Trustees first reviewed the advisory agreement and 15(c) questionnaire materials supplied by RG Liquid Alts, LP (the “Adviser”) regarding its advisory agreement with the Trust on behalf of the RG Tactical Market Neutral Fund (the “Fund”).

Nature, Extent and Quality of Services. The Trustees noted that the Adviser was formed in March 2019, but considered the Trustees’ experience in working with the existing series and various affiliated advisers of the Trust.  The Trustees noted that the proposed Advisor’s management team would remain consistent with the existing series and that those employees have historically been very responsive to the Board and its requests.  They considered the employees of the Adviser’s experience and capabilities noting that the Adviser’s affiliates continued to invest in compliance and personnel and had the ability to leverage existing efficiencies from the existing series and advisers.  The Trustees noted that the Adviser’s investment process would be driven by a systematic, rule-based approach with respect to equity selection and portfolio management.  They further considered the Adviser’s

RANGER FUNDS INVESTMENT TRUST

ADDITIONAL INFORMATION (CONTINUED)

JULY 31, 2019 (UNAUDITED)

models and risk management approach to operating the Fund.  Taking into account the personnel involved in servicing the Fund, as well as the materials and services described above, the Board expressed satisfaction with the quality of the proposed services provided.  The Trustees concluded that the Adviser was expected to provide high quality service to the Fund for the benefit of shareholders.

Performance. The Trustees noted that although the Fund was not operational and without historical performance, the Adviser would leverage many of the same successful methods and employees that are employed for the existing Trust’s series and advisers.  The Trustees noted that the Fund’s objective was to seek long-term capital appreciation. They further noted that the Adviser intended to achieve its objective by employing a market-neutral strategy.  The Trustees considered that the Fund’s expected Morningstar category was expected to be Market-Neutral.  They discussed the Fund’s strategy, highlighting the use of proprietary quantitative models to take long and short positions in securities.  After discussion, the Trustees concluded that the Adviser was qualified and should be allowed the opportunity to employ the proposed strategy.

Fees and Expenses. The Trustees noted that the Fund’s proposed advisory fee was 1.75%, and that the advisor has contractually agreed to limit the Fund’s total operating expenses to 1.99% (excluding certain expenses).  They compared the advisory fee to that of a peer group of funds noting that the Fund’s fee was higher than the peer group average of 1.17%, but within the range of fees charged by peer funds (0.75% - 2.00%) and higher than the average fee charged by funds in its Morningstar category (1.06), but also within the range of the Morningstar category.  The Trustees considered the differences of the Fund’s proposed strategy compared to the peer group based on information provided by Mr. McMillen and other personnel of the Adviser, at the meeting.  With respect to total operating expenses, the Trustees noted that the Fund’s total estimated expenses were higher than the peer group average and the Morningstar category average of 2.58% and 2.17%, respectively, but well within the range of each.  After further discussion, the Trustees concluded that the advisory fee was not unreasonable.

Profitability. The Trustees considered the estimated profitability to be realized by the Adviser in connection with the operation of the Fund and whether the amount of profit was a fair entrepreneurial profit with respect to the services to be provided to the Fund.  They reviewed the estimated profitability analysis provided by the Adviser, and concluded that the estimated profits to be realized by the Adviser both in terms of estimated dollars and as a percent of total revenue, would not be excessive.

Economies of Scale. The Trustees discussed economies of scale, noting that the Fund would be marketed and distributed on both a wholesale and registered investment adviser basis. The Trustees further considered the adviser’s estimated seed capital and projections over the first twelve months.  The Board found the estimates reasonable, but determined to revisit the matter of economies of scale at the renewal of the advisory agreement after the Fund had been operational.

Conclusion. Having requested and received such information from the adviser as the Trustees believed to be reasonably necessary to evaluate the terms of the advisory agreement, and as assisted by the advice of counsel, the Trustees concluded that the advisory fee structure was not unreasonable and that approval of the advisory agreement was in the best interests of future shareholders of the Fund.

Item 2. Code of Ethics.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b) For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3) Compliance with applicable governmental laws, rules, and regulations;

(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5) Accountability for adherence to the code.

(c) Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d) Waivers:  During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on registrant’s website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a) The registrant’s Board of Trustees has determined that it does not have an audit committee financial expert serving on its audit committee.  At this time, the registrant believes that the experience provided by each member of the audit committee together offer the registrant adequate oversight for the registrant’s level of financial complexity.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

FY 2019

$ 61,590

FY 2018

$ 45,200

(b)

Audit-Related Fees

Registrant

FY 2019

$ 0

FY 2018

$ 3,500

Nature of the fees:

Not applicable.

(c)

Tax Fees

Registrant

FY 2019

$ 25,250

FY 2018

$ 19,500

Nature of the fees:

Tax preparation and filing.

(d)

All Other Fees

Registrant

FY 2019

$ 0

FY 2018

$ 0

Nature of the fees:

Not applicable.

(e)

(1)

Audit Committee’s Pre-Approval Policies

The audit committee approves all audit and non-audit related services and, therefore, has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2)

Percentages of Services Approved by the Audit Committee

None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)

During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant

FY 2019

$ 25,250

FY 2018

$ 19,500

(h)

The registrant's audit committee has not considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.  Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a) The registrant’s president and chief financial officer concluded that the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) were effective as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.  Not applicable.

Item 13. Exhibits.

(a)(1) Code of Ethics. Filed herewith.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(b) Certification pursuant to Section 906 Certification of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Ranger Funds Investment Trust

By  /s/ Kenneth Scott Canon

     Kenneth Scott Canon

     President (Principal Executive Officer)

Date: October 4, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By  /s/ Kenneth Scott Canon

     Kenneth Scott Canon

     President (Principal Executive Officer)

Date: October 4, 2019

By  /s/ Joseph W. Thompson

     Joseph W. Thompson

     Treasurer and Chief Financial Officer (Principal Financial Officer)

Date: October 4, 2019